                                                              PRELIMINARY COPIES

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant                           [x]
Filed by a Party other than the Registrant        [ ]

Check the appropriate box:

[x]    Preliminary Proxy Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by Rule
       14a-6(e)(2)
[ ]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant to Section  240.14a-11(c) or
       Section  240.14a-12

                           QUEEN SAND RESOURCES, INC.
                (Name of Registrant as Specified in Its Charter)

                           QUEEN SAND RESOURCES, INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[x]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1)     Title of each class of securities to which transaction applies:

              ------------------------------------------------------------------

       2)     Aggregate number of securities to which transaction applies:

              ------------------------------------------------------------------

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

              ------------------------------------------------------------------

       4)     Proposed maximum aggregate value of transaction:

              ------------------------------------------------------------------

       5)     Total Fee Paid:

              ------------------------------------------------------------------

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)     Amount Previously Paid:
                                       -----------------------------------------

       2)     Form Schedule or Registration Statement No.:
                                                            --------------------
       3)     Filing Party:
                             ---------------------------------------------------
       4)     Date Filed:
                           -----------------------------------------------------

                                                              PRELIMINARY COPIES


                           QUEEN SAND RESOURCES, INC.
                            3500 Oak Lawn, Suite 380
                           Dallas, Texas  75219-4398
                           Telephone: (214) 521-9959
                           Telecopier: (214) 521-9960



Dear Stockholder:

       You are cordially invited to attend the Annual Meeting of Stockholders of Queen Sand Resources, Inc. on __________, ____________, 1998, at ___ ___.m.,
Dallas time.  The meeting will be held at  ____________________________, _____,
______________, ____________, ____________________.  Your Board of Directors
and management look forward to greeting those stockholders able to attend in person.

       At the meeting, you will be asked to consider and elect five directors to serve until the next Annual Meeting of Stockholders. Your Board of Directors has unanimously nominated these persons for election as directors.
You are also being asked to consider and approve or ratify (i) the issuance of certain shares of the Company's common stock pursuant to the Amended and Restated Securities Purchase Agreement dated as of July 8, 1998 among the Company and the buyers signatory thereto, (ii) the Queen Sand Resources, Inc. Directors' Nonqualified Stock Option Plan and (iii) the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending June 30, 1999. The Board of Directors has unanimously approved each of the proposals set forth above and urges you to vote in favor of each of the proposals. Information about the business to be conducted at the meeting is set forth in the accompanying proxy statement, which you are urged to read carefully. During the meeting, I will review with you the affairs and progress of the Company during the fiscal year ended June 30, 1998. Officers of the Company will be present to respond to questions from stockholders.

       The vote of every stockholder is important. The Board of Directors appreciates and encourages stockholder participation in the Company's affairs. Whether or not you plan to attend the meeting, please sign, date and return the enclosed proxy promptly in the envelope provided. Your shares will then be presented at the meeting, and the Company will be able to avoid the expense of further solicitation. If you attend the meeting, you may, at your discretion, withdraw the proxy and vote in person.

       On behalf of the Board of Directors, thank you for your cooperation and continued support.

                                                  Sincerely,



                                                  EDWARD J. MUNDEN
                                                  Chairman of the Board,
                                                  President, Chief Executive
                                                  Officer and Director

October ___, 1998

                                                              PRELIMINARY COPIES


                           QUEEN SAND RESOURCES, INC.
                            3500 Oak Lawn, Suite 380
                            Dallas, Texas 75219-4398
                           Telephone: (214) 521-9959
                           Telecopier: (214) 521-9960

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       TO BE HELD _________________, 1998

       The Annual Meeting of Stockholders of Queen Sand Resources, Inc., a Delaware corporation (the "Company"), will be held at ________________________ , on ___________, 1998 at _________.m., ________________, for the following purposes:

              (1) To elect five directors to hold office until the next Annual Meeting of Stockholders or until their successors have been duly qualified and elected;

              (2) To consider and act upon a proposal to ratify the issuance of certain shares of the Company's common stock pursuant to the terms of that certain Amended and Restated Securities Purchase Agreement dated as of July 8, 1998 among the Company and the buyers signatory thereto;

              (3) To consider and act upon a proposal to approve the Queen Sand Resources, Inc. Directors' Nonqualified Stock Option Plan;

              (4) To consider and act upon a proposal to approve the appointment of Ernst & Young LLP as the independent auditors of the Company to audit the accounts of the Company for the fiscal year ending June 30, 1999; and

              (5) To transact such other business as may properly come before the meeting or any adjournments thereof.

       Only holders of the Company's common stock, par value $0.0015 per share (the "Common Stock"), of record on ______________________, 1998 and holders of the Company's Series A Participating Convertible Preferred Stock, par value $0.01 per share (the "Series A Preferred Stock"), of record on _______________, 1998 are entitled to notice of, and to vote at, the meeting or any adjournment or adjournments thereof. At the record date for determination of stockholders entitled to vote at the meeting or any adjournments thereof, _____________ shares of voting capital stock, comprised of __________ shares of Common Stock and ____________ shares of Series A Preferred Stock, were issued and outstanding.

       WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL OUT, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. PROXIES FORWARDED BY OR FOR BROKERS OR FIDUCIARIES SHOULD BE RETURNED AS REQUESTED BY THEM. THE PROMPT RETURN OF PROXIES WILL SAVE THE EXPENSE INVOLVED IN FURTHER COMMUNICATION.

                                          By Order of the Board of Directors,
Dallas, Texas
October ___, 1998
                                          EDWARD J. MUNDEN
                                          Chairman of the Board,
                                          President, Chief Executive
                                          Officer and Director

                                                              PRELIMINARY COPIES


                           QUEEN SAND RESOURCES, INC.
                            3500 Oak Lawn, Suite 380
                            Dallas, Texas 75219-4398
                            Telephone (214) 521-9959
                           Telecopier: (214) 521-9960


                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                TO BE HELD ______________________________, 1998

       This Proxy Statement is furnished to holders of the Company's common stock, par value $0.0015 per share (the "Common Stock"), and holders of the Company's Series A Participating Convertible Preferred Stock, par value $0.01 per share (the "Series A Preferred Stock" and, together with the Common Stock, the "Voting Stock"), in connection with the solicitation of proxies by the Board of Directors of Queen Sand Resources, Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company to be held at
_________________________________________________________________________
_____, on __________________, 1998 at _____ ____.m., Dallas time, and at any and all postponements or adjournments thereof (the "Annual Meeting") for the purposes of:

              (1) electing five directors to hold office until the next Annual Meeting of Stockholders or until their successors have been duly qualified and elected;

              (2) considering and acting upon a proposal to ratify the issuance of certain shares of the Company's Common Stock pursuant to the terms of that certain Amended and Restated Securities Purchase Agreement dated as of July 8, 1998 among the Company and the buyers signatory thereto (the "Purchase Agreement");

              (3) considering and acting upon a proposal to approve the Queen Sand Resources, Inc. Directors' Nonqualified Stock Option Plan;

              (4) considering and acting upon a proposal to approve the appointment of Ernst & Young LLP as the independent auditors of the Company to audit the accounts of the Company for the fiscal year ending June 30, 1999; and

              (5) transacting such other business as may properly come before the meeting or any adjournments or postponements thereof.

The approximate date on which this Proxy Statement and accompanying proxy card are first being sent or given to stockholders is October ___, 1998.

       Shares of Voting Stock represented by each proxy, if properly executed and returned to the Company prior to the Annual Meeting, will be voted as directed, but if not otherwise specified, will be voted for the election of the five nominees for director, for the ratification of the issuance of Common Stock pursuant to the Purchase Agreement, for the approval of the Directors' Nonqualified Stock Option Plan, and to approve the appointment of Ernst & Young LLP as independent auditors, all as recommended by the Board of Directors.

                                                              PRELIMINARY COPIES


       If the Annual Meeting is postponed or adjourned for any reason, at any subsequent reconvening of the Annual Meeting all proxies will be voted in the same manner as such proxies would have been voted at the original convening of the Annual Meeting (except for proxies which have theretofore effectively been revoked or withdrawn), notwithstanding that they may have been effectively voted on the same or any other matter at a previous meeting.

       The Board of Directors knows of no other business to be presented at the Annual Meeting. If any other business is properly presented, the persons named in the enclosed proxy have authority to vote on such matters in accordance with such persons' discretion.

       A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked (i) by filing with the Company (at the address indicated above) at or before the Annual Meeting a written notice of revocation bearing a later date than the proxy, (ii) by duly executing a subsequent proxy bearing a later date than the proxy relating to the same shares of Voting Stock or (iii) by attending the Annual Meeting and voting in person (although attendance at the meeting will not in itself constitute such revocation).

       The solicitation of proxies in the enclosed form is made on behalf of the Company's Board of Directors. The entire cost of soliciting these proxies, including the costs of preparing, printing and mailing this Proxy Statement and accompanying materials to stockholders, will be borne by the Company. In addition to use of the mails, proxies may be solicited personally or by telephone or otherwise by officers, directors and employees of the Company, who will receive no additional compensation for such activities. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares held of record by such brokerage houses, custodians, nominees and fiduciaries. Such parties will be reimbursed for their reasonable expenses incurred in forwarding the proxy materials.

       Representatives of the Company's principal accountants Ernst & Young LLP are expected to be present at the Annual Meeting and are expected to be available to respond to appropriate questions from stockholders.


                          VOTE REQUIRED FOR APPROVAL;
                      SHARES ENTITLED TO VOTE; RECORD DATE

       The affirmative vote of the holders of a plurality of the outstanding shares of Voting Stock present or represented by proxy and entitled to vote at the Annual Meeting at which a quorum is present is required to elect each of the five directors nominated for reelection to the Company's Board of Directors. All other matters properly brought before the Annual Meeting will be decided by a majority of the votes cast on the matter. As of August 31, 1998, the Company's directors and executive officers, and their affiliates, had a beneficial interest in an aggregate of 8,158,286 shares of Common
Stock, representing approximately ________________% of the Voting Stock outstanding at the close of business on _____________________, 1998 (the "Record Date") and entitled to vote on all proposals to be presented at the Annual Meeting.

       On the Record Date, there were outstanding ______________ shares of Voting Stock, comprised of ________________ shares of Common Stock and 9,600,000 shares of Series A Preferred Stock. Only holders of record of Voting Stock (the "Stockholders") at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. Each share of Voting Stock is entitled to one vote for each director to be elected and upon all other matters to be brought to a vote by the Stockholders at the

                                                              PRELIMINARY COPIES


forthcoming Annual Meeting. In addition, the holders of Series A Preferred Stock have certain additional voting rights with respect to the election of directors. See "Certain Relationships and Related Transactions -- JEDI Transaction -- Description of Series A Preferred Stock -- Election of Directors." As of the date of this Proxy Statement, the Company has not received notification from the sole holder of the Series A Preferred Stock that it intends to exercise its additional voting rights.

       The presence at the Annual Meeting, whether in person or by proxy, of the holders of at least a majority of the outstanding shares of Voting Stock entitled to vote thereat constitutes a quorum for the transaction of business. For purposes of the quorum and the discussion below regarding the votes necessary to take stockholder action, Stockholders of record who are present at the meeting in person or by proxy and who abstain, including brokers holding customers' shares of record who cause abstentions to be recorded at the meeting, are considered Stockholders who are present and entitled to vote and they count toward the quorum.

       Brokers holding shares of record for customers generally are not entitled to vote on certain matters unless they receive voting instructions from their customers. As used herein, "uninstructed shares" means shares held by a broker who has not received instructions from its customers on such matters and the broker has so notified the Company on a proxy form in accordance with industry practice or has otherwise advised the Company that it lacks voting authority. As used herein, "broker non-votes" means the votes that could have been cast on the matter in question by brokers with respect to uninstructed shares if the brokers had received their customers' instructions.

       Election of Directors. Directors are elected by a plurality vote and the five nominees who receive the most votes will be elected. In the election of Directors, votes may be cast in favor of or withheld with respect to each nominee. Abstentions and broker non-votes will not be taken into account in determining the outcome of the election.

       Ratification of Share Issuance. To be adopted, the ratification of the issuance of shares under the Purchase Agreement must receive the affirmative vote of the majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote. Uninstructed shares are not entitled to vote on this matter, and therefore broker non-votes do not affect the outcome. Abstentions have the effect of negative votes.

       Approval of the Directors' Nonqualified Stock Option Plan. To be adopted, the approval of the Plan must receive the affirmative vote of the majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote. Uninstructed shares are not entitled to vote on this matter, and therefore broker non-votes do not affect the outcome. Abstentions have the effect of negative votes.

       Approval of Auditors. To be approved, this matter must receive the affirmative vote of the majority of the shares present or by proxy at the Annual Meeting and entitled to vote. Uninstructed shares are entitled to vote on this matter. Therefore, abstentions and broker non-votes have the effect of negative votes.

                                                              PRELIMINARY COPIES


                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

       The following table sets forth information with respect to the number of shares of Common Stock and Voting Stock beneficially owned as of August 31, 1998, by (1) all holders of shares of Common Stock and Voting Stock known by the Company to own beneficially more than 5% of the outstanding shares of any class of the Voting Stock, (2) the executive officers of the Company named in the table under "Executive Compensation -- Compensation of Executive Officers,"
(3) each director of the Company and (4) all directors and executive officers of the Company as a group.

                                                                          APPROXIMATE         APPROXIMATE
NAME AND ADDRESS                           AMOUNT AND NATURE OF          PERCENTAGE OF        PERCENTAGE OF
OF BENEFICIAL OWNER                        BENEFICIAL OWNERSHIP           COMMON STOCK        VOTING STOCK
-----------------------------------------------------------------------------------------------------------
OFFICERS AND DIRECTORS:
-----------------------

Edward J. Munden (1)                             6,618,500 (2), (3)           21.4%               16.1%
30 Metcalfe Street, Suite 620
Ottawa, Canada
K1P 5L4

Bruce I. Benn (1)                                6,618,500 (2), (3)           21.4%               16.1%
30 Metcalfe Street, Suite 620
Ottawa, Canada
K1P 5L4

Robert P. Lindsay (1)                            6,632,786 (2), (3), (4)      21.4%               16.1%
3500 Oak Lawn Drive
Suite 380, L.B. #31
Dallas, Texas   75219

Ronald I. Benn (1)                               6,618,500 (2), (3)           21.4%               16.1%
30 Metcalfe Street, Suite 620
Ottawa, Canada
K1P 5L4

Eli Rebich (1)                                     472,500 (2)                 1.5%                1.2%
318 West Rusk
Tyler, Texas 75701

Ted Collins, Jr. (1), (5)                        1,002,500 (2)                 3.2%                2.5%
303 West Wall, Suite 1200
Midland, Texas 79701-5076

All executive officers and directors             8,158,286 (2), (3)           26.3%               20.1%
as a group (7 persons)

Five Percent Stockholders
-------------------------

Joint Energy Development Investments            13,960,898 (6)                33.0%               33.0%
Limited Partnership
1400 Smith St.
Houston, Texas  77002-7361

                                                              PRELIMINARY COPIES


                                                                          APPROXIMATE         APPROXIMATE
NAME AND ADDRESS                           AMOUNT AND NATURE OF          PERCENTAGE OF        PERCENTAGE OF
OF BENEFICIAL OWNER                        BENEFICIAL OWNERSHIP           COMMON STOCK        VOTING STOCK
-----------------------------------------------------------------------------------------------------------
EIBOC Investments Ltd.                           6,600,000(3)                 21.3%               16.3%
Charlton House
White Park Road
Bridgetown, Barbados  W.I.

--------------------------

(1)    Executive Officer and/or Director.

(2) Includes options exercisable within 60 days. In addition, the options granted to Mr. Collins and Mr. Rebich are subject to Stockholder approval of the Plan as described herein.

(3) Edward J. Munden, Ronald I. Benn and Bruce I. Benn have a beneficial interest in the shares of Common Stock owned by EIBOC Investments Ltd. ("EIBOC"). In addition, EIBOC has granted an irrevocable proxy to Messrs. Munden, Benn, Benn and Lindsay to vote 6,600,000 shares owned of record by EIBOC. Accordingly, the 6,600,000 shares owned of record by EIBOC have been included as beneficially owned by each of the foregoing individuals, and by all executive officers and Directors as a group.

(4) Mr. Lindsay acquired 14,286 shares of Common Stock in the name of his children and disclaims any beneficial interest in these shares.

(5) These shares are owned of record by Collins and Ware, Inc. Mr. Collins is the President and a controlling shareholder of Collins and Ware, Inc. but disclaims beneficial ownership of such shares.

(6) Includes 9,600,000 shares of Common Stock issuable upon conversion of the 9,600,000 shares of Series A Preferred Stock, 2,634,951 shares of Common Stock and 1,725,947 shares of Common Stock issuable upon exercise of certain warrants. JEDI is a limited partnership, the general partner of which is Enron Capital Management Limited Partnership, which is an indirect wholly-owned subsidiary of Enron Corp. Upon the occurrence of certain Events of Default (as defined in the Company's Restated Certificate of Incorporation), JEDI, the holder of the Series A Preferred Stock, has the right to require the Company to repurchase the Series A Preferred Stock.

       Upon the occurrence of certain Events of Default (as defined in the Company's Restated Certificate of Incorporation, the holder of the Series A Preferred Stock has (i) the right to require the Company to repurchase the Series A Preferred Stock, and (ii) the right, acting separately as a class, to elect a number of persons to the Board of Directors of the Company that, along with any members of the Board of Directors who are serving at the time of such action, will constitute a majority of the Board of Directors. See "Certain Relationships and Related Transactions -- JEDI Transaction -- Description of Series A Preferred Stock -- Events of Default."

                                                              PRELIMINARY COPIES


                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

GENERAL

       Pursuant to the Amended and Restated Bylaws of the Company (the "Bylaws"), five directors are to be elected at the Annual Meeting (which number shall constitute the entire Board of Directors of the Company). Unless otherwise instructed, the proxy holders intend to vote the proxies received by them FOR the five nominees below.

                                EDWARD J. MUNDEN
                                 BRUCE I. BENN
                               ROBERT P. LINDSAY
                                TED COLLINS, JR.
                                   ELI REBICH

       All nominees listed above are currently members of the Board of Directors and were previously elected directors by the Stockholders. Each nominee has consented to being named in this Proxy Statement and to serve if elected. If any nominee becomes unavailable for any reason or if a vacancy should occur before the election, the shares represented by the proxies will be voted for such person, if any, as may be designated by the Board of Directors. However, management of the Company has no reason to believe that any nominee will be unavailable or that any vacancy on the Board of Directors will occur. The five nominees will serve until the next Annual Meeting of Stockholders and until their successors are elected.

DIRECTORS AND NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

       Set forth below is a description of the backgrounds of each of the directors and nominees of the Company.

       Edward J. Munden, 47, has been the President and a Director of the Company since March 6, 1995. He was appointed as Chief Executive Officer in May 1996 and was appointed Chairman of the Board in October 1997. Since 1989, he has been a director and co-founder of Capital House A Finance and Investment Company ("CHC"), which is a Canadian venture capital firm located in Ottawa, Canada. From 1994 to 1996, he was a director of Capital House International Ltd. ("CHIL"). CHIL became the original stockholder of Queen Sand Resources, Inc., a Nevada corporation and wholly-owned subsidiary of the Company ("QSRN"), and was previously a majority stockholder of the Company. Mr. Munden has held positions in the mining industry with Eldorado Nuclear Limited (1980 to 1989), the manufacturing industry with Proctor and Gamble Company of Canada (1978 to 1980) and the oil and gas industry with Union Oil of Canada Limited (1974 to
1976). Mr. Munden is a professional geological engineer and holds a Bachelor of Science degree in Engineering (1974) and a Masters of Business Administration (1978) from Queens University in Kingston, Canada.

       Robert P. Lindsay, 55, joined the Company in 1994 and became Executive Vice President in September 1995 and Chief Operating Officer in May 1996. From 1973 until 1995 Mr. Lindsay was Chief Executive Officer of Lin-mour Drilling Company. Mr. Lindsay joined Helmrich & Payne, an oil and natural gas drilling and exploration company headquartered in Tulsa, Oklahoma, in 1965 and held increasingly senior positions with that company until 1973. Mr. Lindsay holds a Bachelor of Arts degree in Accounting (1965) from the University of Texas.

                                                              PRELIMINARY COPIES


       Bruce I. Benn, 44, has been an Executive Vice President and a Director of the Company since March 1995. In 1989, he, together with Ronald I. Benn and Edward J. Munden, founded CHC and has been a director since then. From 1994 to 1996, he was a director of CHIL. From 1985 to 1993, he was Vice President and Director of Corporation House Ltd., where he acted as an investment banker and a financial advisor to resource development, manufacturing and construction firms around the world. He is an attorney and holds a Masters of Law degree (LL.M, 1979) from the University of London, England, a Baccalaureate of Laws (LL.B, 1978) from the University of Ottawa, Canada, and a Bachelor of Arts in Economics (1975) from Carleton University in Ottawa, Canada. Ronald I. Benn, the Chief Financial Officer of the Company, is the brother of Bruce I. Benn.

       Ted Collins, Jr., 60, has been a Director of the Company since October 1997. Since January 1988 he has been President of Collins and Ware, Inc., a private oil and natural gas exploration and production company headquartered in Midland, Texas. He is also Chairman of Mid Louisiana Gas Corp., an interstate pipeline serving industrial and residential customers in Louisiana and Mississippi with Pan American Petroleum Corp. (now Amoco Production Co.). From 1986 to 1988, Mr. Collins was President of Enron Oil & Gas Company and from 1985 to 1986 he was President of HNG/InterNorth Exploration Company. From 1982 to 1985, Mr. Collins served as President of HNG Oil Company, and from 1969 to 1982 he was Executive Vice President and Director of American Quasar Petroleum Co. From 1963 to 1969, Mr. Collins served as an independent oil operator, and from 1960 to 1963, he was a petroleum engineer. Mr. Collins holds a Bachelor of Science in Geological Engineering (1960) from the University of Oklahoma. Mr. Collins is also a director of Hanover Compression Company.

       Eli Rebich, 47, has been a Director of the Company since October 1997. He is an independent oil and gas producer with over 22 years industry experience, including evaluation, acquisition, title work and operation of oil and gas properties. Since 1978, he has acquired producing properties in Texas, Louisiana, Mississippi, Oklahoma and Colorado. He is President and Director of Big Run Production Company which operates properties in several states.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED ABOVE.


               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

BOARD OF DIRECTOR MEETINGS

       During the fiscal year ended June 30, 1998, the entire Board of Directors met 5 times and acted 16 times by written consent. No Director attended fewer than 75% of the meetings of the Board of Directors or of the committees of the Board of Directors on which they served. The Board of Directors has established three standing committees to assist it in the discharge of its responsibilities.

AUDIT COMMITTEE

       The Audit Committee recommends the independent public accountants that the Company considers to perform the annual audit, reviews financial statements, and reviews the observations of independent public accountants concerning their annual audit. The Audit Committee consists of Ted Collins, Jr., Eli Rebich and Edward J. Munden. During the fiscal year ended June 30, 1998, the Audit Committee acted 1 time by written consent.

                                                              PRELIMINARY COPIES


COMPENSATION COMMITTEE

       The Compensation Committee reviews and makes recommendations regarding executive compensation and oversees the Company's incentive compensation plans as they may exist from time to time. The Compensation Committee consists of Ted Collins, Jr. and Eli Rebich. For the fiscal year ended June 30, 1998, the Compensation Committee acted 2 times by written consent.

SECURITIES TRADING POLICY COMMITTEE

       Pursuant to the Company's Bylaws, effective November 20, 1997 the Board of Directors has established a standing Securities Trading Policy Committee. The Securities Trading Policy Committee oversees the implementation of the Company's Securities Trading Policy which is designed to provide employees and directors with an understanding of the limitations placed on them by regulatory bodies. The Securities Trading Policy Committee consists of Bruce I. Benn and Edward J. Munden. For the fiscal year ended June 30, 1998, there were no meetings of the Securities Trading Policy Committee.

                                                              PRELIMINARY COPIES


                                    OFFICERS

       The following table sets forth the officers of the Company.

       NAME                       AGE      CURRENT POSITION
       ----                       ---      ----------------
       Edward J. Munden            47      Chairman of the Board, Chief
                                           Executive Officer, President

       Bruce I. Benn               44      Executive Vice President

       Robert P. Lindsay           55      Chief Operating Officer, Executive
                                           Vice President

       Ronald I. Benn              43      Chief Financial Officer

       V. Ed Butler                42      Vice President, Asset Management

       Steven M. Emshoff           46      Vice President, Business Development

       Kenoth H. Flournoy          50      Vice President, Operations

       Ronald Idom                 43      Vice President, Acquisitions

       William W. Lesikar          45      Vice President, Finance

       William A. Williamson       42      Vice President, Land

       The following is a brief description of the business backgrounds of each of the officers who are not also nominees for directors. For a narrative description of the business background of Messrs. Munden, Bruce I. Benn and Lindsay see "Directors and Nominees for Election to the Board of Directors."

       Ronald I. Benn was appointed Chief Financial Officer of QSRN in 1994 and assumed the same position with the Company when it acquired QSRN in March 1995. Since 1989, he has been a senior executive, director and co-founder of CHC. From 1994 to 1996, Mr. Benn was a director of CHIL. From 1980 to 1985, Mr. Benn, a Chartered Accountant, held positions in the auditing division, in management consulting as a turnaround specialist, and the insolvency division of the accounting firm of Clarkson Gordon Chartered Accountants (now known as Ernst & Young Chartered Accountants). From 1985 to 1986 he also had experience in the commercial banking industry and as senior financial officer to certain start-up companies. Mr. Benn holds a Bachelor of Science degree (1977) from Carleton University in Ottawa, Canada and a Bachelor of Commerce (Honours)
(1980) from the University of Windsor, Canada. Ronald I. Benn is the brother of Bruce I. Benn.

       V. Ed Butler joined the Company in June 1996 as Vice President, Operations. He has 20 years of experience in oil field engineering and operations. From 1993 to 1995, he was Executive Vice President for Echo Production, Inc. From 1982 to 1993 he held the position of Operations Manager for Triad Energy Corporation. He has also been a staff engineer for Blocker Exploration Company from 1980 to 1982 and an area production engineer for Texas Oil and Gas Corporation from 1978 to 1980. Mr. Butler holds an M.B.A. (1988) from the University of Texas, and a Bachelor of Science in Petroleum Engineering (1978) from Texas A&M University.

                                                              PRELIMINARY COPIES


       Steven M. Emshoff joined the Company in July 1998 as Vice President, Business Development. He has over 25 years of experience in banking and investment banking, with 17 years in the oil and gas industry. From 1994 to 1998, Mr. Emshoff was a Director of Enron Finance Corporation providing and structuring financial products and services to independent oil and natural gas producers in the Southwest United States. From 1993 to 1994 he was a Senior Vice President and Corporate Lending Officer for Charter Bancshares, Inc. supervising, negotiating and structuring energy loans. From 1982 to 1993 he was Vice President and Regional Manager of Texas Commerce Bancshares and its subsidiary, also providing energy loans. From 1973 to 1982, Mr. Emshoff was a National Bank Examiner with the U.S. Treasury. Mr. Emshoff holds a Bachelor of Commerce (1973) and a Bachelor of Science (1973) from Rice University.

       Kenoth H. Flournoy joined the Company in January 1998 and became Vice President, Operations in July 1998. Mr. Flournoy has over 28 years of experience in the oil and gas industry. From 1997 to 1998, Mr. Flournoy provided engineering consulting services to the oil and gas industry. From 1983 to 1997 he was Vice President of Production for Maguire Oil Company and Maguire Energy Company where he was responsible for the property management, drilling, production and engineering for overall operations and joint venture operations. He was also Vice President of Production and Production Manager for Evergreen Oil Corporation from 1980 to 1983, assistant to the Vice President of Operations for Canus Petroleum, Inc. from 1979 to 1980, District Engineer for Champlin Petroleum Co. from 1977 to 1979 and held various engineering positions with Texaco, Inc. from 1970 to 1977. Mr. Flournoy holds a Bachelor of Science in Chemistry and Business (1970) from Texas A&M University at Commerce, Texas.

       Ronald Idom joined the Company in January 1998 as Vice President, Acquisitions. He has over 22 years of experience in reservoir engineering and management. From 1991 to 1997, he was Manager Gas Supply for Delhi Gas Pipeline Corporation and Manager Engineering/Project Development from 1988 to 1991. From 1985 to 1988 he held the position of Chief Reservoir Engineer for TXO Production Corp. (both Delhi Gas Pipeline and TXO Production Corp. were subsidiaries of USX/Texas Oil & Gas Corporation). He also served as acquisition engineer for NRM Petroleum from 1983 to 1985; a self-employed petroleum consultant from 1980 to 1983 and held various engineering positions with Texas Oil and Gas Corporation from 1976 to 1980. Mr. Idom graduated from Texas A&M University in 1976 with a Bachelor of Science in Petroleum Engineering.

       William W. Lesikar joined the Company in June 1998 as Vice President, Finance. Mr. Lesikar, a Certified Public Accountant, has 22 years of experience in finance and accounting with nearly 17 years in the oil and gas industry. From 1981 to 1998, Mr. Lesikar held increasing positions of authority with Lyco Energy Corporation of Dallas, Texas including Controller from 1981 to 1983, and Chief Financial Officer and Executive Vice President from 1988 to 1998. From 1978 to 1981, Mr. Lesikar was an audit manager and senior auditor with Arthur Young & Company (now known as Ernst & Young LLP). From 1976 to 1978, Mr. Lesikar was an auditor with Haskins & Sells (now known as Deloitte & Touche
LLP). Mr. Lesikar holds a Masters of Business Administration (1988) from Southern Methodist University and a Bachelor of Business Administration (1975) from University of Texas at Austin.

       William A. Williamson joined the Company in March 1998 as Vice President, Land. He has over 17 years of experience in petroleum land management. From 1989 to 1998, he served as President of BAW Energy, Inc. BAW Energy, Inc. was formed primarily to provide oil and gas asset management from a land and legal perspective to independent oil and gas companies. Clients of BAW Energy, Inc. included INCO Oil Corporation, Janex Oil Co., Inc., Walter Exploration, Inc. and the Company. From 1979 to 1989, he was self-employed as an independent Petroleum Landman. Mr. Williamson holds a Bachelor of Business Administration in Finance (1978) from Texas A&M University.

                                                              PRELIMINARY COPIES


                             EXECUTIVE COMPENSATION

COMPENSATION OF OFFICERS

       The following table sets forth a summary of the compensation of the Chief Executive Officer and the four other most highly compensated officers of
the Company for the fiscal years ended June 30, 1998, 1997 and 1996.   No
compensation information is given for any person for any fiscal year in which that person was not an officer of the Company.

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG TERM
                                                                                      COMPENSATION
                                            ANNUAL COMPENSATION                       ------------
                                   ------------------------------------                NUMBER OF
                                   FISCAL YEAR                               OTHER     SECURITIES
                                      ENDED                                  ANNUAL    UNDERLYING       ALL OTHER
 NAME AND PRINCIPAL POSITION         JUNE 30,      SALARY       BONUS         COMP.     OPTIONS       COMPENSATION
---------------------------------  -----------  ----------    ---------     --------  ------------    ------------
Edward J. Munden                      1998      $  130,000    $ 100,000       -0-        37,000            -0-
       Chief Executive Officer,       1997          88,200       30,000       -0-           -0-            -0-
         President and Chairman       1996 (1)      65,000          -0-       -0-           -0-            -0-
         of the Board

Robert P. Lindsay                     1998         132,000    $  97,500       -0-        37,000            -0-
       Chief Operating Officer and    1997         120,000       30,500       -0-           -0-            -0-
         Executive Vice President     1996 (1)     108,000          -0-       -0-           -0-            -0-

Bruce I. Benn                         1998         130,000    $ 100,000       -0-        37,000            -0-
       Executive Vice President       1997          88,200       30,000       -0-           -0-            -0-
         and Secretary                1996 (1)      65,000          -0-       -0-           -0-            -0-

Ronald I. Benn                        1998         130,000    $ 100,000       -0-        37,000            -0-
       Chief Financial Officer        1997          88,200       30,000       -0-           -0-            -0-
                                      1996 (1)      65,000          -0-       -0-           -0-            -0-

V. Ed Butler                          1998         112,000    $  40,000       -0-        22,000            -0-
       Vice President                 1997         100,000       25,500       -0-           -0-            -0-
                                      1996             -0-          -0-       -0-           -0-            -0-

--------------------

(1)    Became an officer of the Company effective March 6, 1996.


       The preceding table shows all the cash compensation paid or to be paid by the Company, as well as certain other non-cash compensation paid or accrued, during the fiscal years indicated, to each of the Chief Executive Officer and the other named officers for such period in all capacities in which he served. Total cash compensation paid to all five officers as a group during the fiscal year ended June 30, 1998 was $1,069,500.

       Prior to May 1996, Messrs. Munden, Benn and Benn were paid by CHC pursuant to a Management Services Agreement dated July 1, 1996 between the Company and CHC (the "Management Agreement"). Effective May 6, 1997, the Management Agreement was terminated, and since then the Company has paid compensation to Messrs. Munden, Benn and Benn for their services as employees of the Company.

                                                              PRELIMINARY COPIES


                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                             INDIVIDUAL GRANTS
                                                             -------------------------------------------------
                                              NUMBER OF        % OF TOTAL
                                              SECURITIES     OPTIONS/ SARS
                                              UNDERLYING       GRANTED TO
                                            OPTIONS/ SARS     EMPLOYEES IN   EXERCISE OR BASE
                   NAME                       GRANTED (#)      FISCAL YEAR     PRICE ($/SH)    EXPIRATION DATE
------------------------------------------  -------------    -------------   ----------------  ---------------
Edward J. Munden                               37,000 (1)         21.4%            $5.25         11/20/2007
    Chief Executive Officer, President and
      Chairman of the Board

Robert P. Lindsay                              37,000 (1)         21.4%            $5.25         11/20/2007
    Chief Operating Officer and
      Executive Vice President

Bruce I. Benn                                  37,000 (1)         21.4%            $5.25         11/20/2007
    Executive Vice President and Secretary

Ronald I. Benn                                 37,000 (1)         21.4%            $5.25         11/20/2007
    Chief Financial Officer

V. Ed Butler                                   22,000 (1)         12.7%            $5.25         11/20/2007
    Vice President

---------------------

(1) Options vest as follows: (i) 50% vest on the first anniversary of the grant; (ii) 25% vest on the second anniversary of the grant date and
       (iii) 25% vest on the third anniversary of the grant date.


COMPENSATION OF DIRECTORS

       The Board of Directors has adopted a policy whereby each non-employee Director is paid an annual retainer fee of $12,000 plus meeting fees of $750 for each Board of Directors and committee meeting (other than telephonic meetings) attended by that Director. The Company also reimburses its Directors for travel, lodging and related expenses they may incur attending Board of Directors and committee meetings. In addition, the Company is soliciting Stockholder approval of the adoption of the Directors' Nonqualified Stock Option Plan for its nonemployee Directors.

EMPLOYMENT AGREEMENTS

       Edward J. Munden. In December 1997, the Company entered into an employment agreement with Mr. Munden (the "Munden Agreement"), pursuant to which the Company employed him as President and Chief Executive Officer. Under the Munden Agreement, for the fiscal year ending June 30, 1999, Mr. Munden will receive a base salary of $160,000 per annum. He also received a bonus of $100,000 for the fiscal year ended June 30, 1998, which was based on the Company's performance. The Munden Agreement includes non-competition and confidentiality provisions. The Munden Agreement terminates on June 30, 2002.

       Bruce I. Benn. In December 1997, the Company entered into an employment agreement with Mr. Benn (the "Bruce Benn Agreement"), pursuant to which the Company employed him as Executive Vice President. Under the Bruce Benn Agreement, for the fiscal year ending June 30, 1999, Mr. Benn will receive a base salary of $160,000 per annum. He also received a bonus of $100,000 for the fiscal year ended June 30, 1998, which was based on the Company's performance. The Bruce Benn Agreement includes non- competition and confidentiality provisions. The Bruce Benn Agreement terminates on June 30, 2002.

                                                              PRELIMINARY COPIES


       Ronald I. Benn. In December 1997, the Company entered into an employment agreement with Mr. Benn (the "Ronald Benn Agreement"), pursuant to which the Company employed him as Chief Financial Officer. Under the Ronald Benn Agreement, for the fiscal year ending June 30, 1999, Mr. Benn will receive a base salary of $160,000 per annum. He also received a bonus of $100,000 for the fiscal year ended June 30, 1998, which was based on the Company's performance. The Ronald Benn Agreement includes non- competition and confidentiality provisions. The Ronald Benn Agreement terminates on June 30, 2002.

       Robert P. Lindsay. In December 1997, the Company entered into an employment agreement with Mr. Lindsay (the "Lindsay Agreement"), pursuant to which the Company employed him as Chief Operating Officer. Under the Lindsay Agreement, for the fiscal year ending June 30, 1999, Mr. Lindsay will receive a base salary of $160,000 per annum. He also received a bonus of $97,500 for the fiscal year ended June 30, 1998, which was based on the Company's performance. The Lindsay Agreement includes non- competition and confidentiality provisions. The Lindsay Agreement terminates on June 30, 2002.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

       To the Company's knowledge, based solely on a review of the copies of reports furnished to the Company and, in certain instances, written representations that no additional reports were required, during the fiscal year ended June 30, 1998, all of the Company's executive officers, directors and holders of more than 10% of its Common Stock timely filed all reports required by Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act") other than reports required to be filed by each of Edward J. Munden, Bruce I. Benn, Ronald I. Benn and Robert P. Lindsay reporting the grants of options to purchase Common Stock.

                                                              PRELIMINARY COPIES


                                  PROPOSAL TWO

                  PROPOSAL TO RATIFY ISSUANCE OF COMMON STOCK

GENERAL

       The Company raised $25 million of equity on July 8, 1998 and an additional $7.5 million on July 20, 1998 (collectively, the "Private Equity Placement") through various issuances of Common Stock. Pursuant to the Amended and Restated Securities Purchase Agreement, dated as of July 8, 1998, among the Company and the buyers signatory thereto (the "Buyers") (the "Purchase Agreement"), the Company issued (i) 2,357,144 shares of the Company's Common Stock on July 8, 1998 and issued an additional 1,071,430 shares of the Company's Common Stock on July 20, 1998 to the Buyers (the "Common Shares"),
(ii) certain repricing rights (the "Repricing Rights") to acquire additional shares of Common Stock (the "Repricing Common Shares") and (iii) warrants (the "Buyer Warrants") to purchase an aggregate of up to 605,000 shares of Common Stock (the "Warrant Common Shares"). The aggregate gross consideration for the issuances was $24 million, $16.5 million of which was received by the Company on July 8, 1998 and $7.5 million of which was received by the Company on July 20, 1998. The Company also agreed to register for resale the Common Shares, Repricing Common Shares and Warrant Common Shares pursuant to the terms of a registration rights agreement (the "Registration Rights Agreement"). Initially capitalized terms used but not defined in this section "Proposal Two -- Proposal to Ratify Issuance of Common Stock" have the meanings ascribed to such terms in the Purchase Agreement filed as an exhibit to the Company's Current Report on Form 8-K dated July 8, 1998, as amended.

       The issuance of Common Shares, Repricing Common Shares and Warrant Common Shares pursuant to the Purchase Agreement is being submitted for ratification by the Stockholders at the Annual Meeting because the rules of the Nasdaq SmallCap Market, upon which market the Company's outstanding Common Stock is qualified for trading, require stockholder approval or ratification of the issuance, other than in a public offering, of common stock or securities convertible into common stock at a price less than the greater of book or market value if such common stock has or would have upon issuance voting power equal to or in excess of 20% of the voting power outstanding before such issuance. Because, as described more fully below, the total number of shares issuable under the Purchase Agreement is not fixed and may exceed 20% of the voting power outstanding and may be issued at a price less than the greater of book or market value, the Company is seeking Stockholder ratification of the issuance of Common Stock under the Purchase Agreement.

       On July 8, 1998, JEDI exercised certain warrants to acquire an aggregate of 980,935 shares of Common Stock for an aggregate exercise price of approximately $3.3 million and exercised certain antidilution rights to purchase 693,301 shares of the Company's Common Stock for an aggregate purchase price of $1.67 million. A second holder of warrants exercised warrants on July 8, 1998 to acquire an aggregate of 1,400,000 shares of Common Stock. The Company received approximately $3.5 million for the exercise of these warrants. Stockholder approval is not being sought with respect to these issuances.

       The net proceeds received by the Company from the Private Equity Placement were used to repay indebtedness outstanding under the Company's Amended and Restated Credit Agreement, dated as of April 17, 1998, as amended (the "Credit Agreement"), with Bank of Montreal, as Agent, and certain lenders thereunder and to repay indebtedness outstanding under the Variable Rate Senior Subordinated Debt Bridge Note Purchase Agreements and the Variable Rate Subordinated Equity Bridge Note Purchase Agreements, each dated as of April 17, 1998. Substantially all of this indebtedness (the "Bridge Indebtedness") was incurred to fund the Company's acquisition of net revenue interests and royalty interests in producing oil and natural gas properties from certain trusts managed by J.P. Morgan

                                                              PRELIMINARY COPIES


Investments. Immediately following such repayments, the amount of indebtedness outstanding under the Credit Agreement was $10.3 million.

       The Private Equity Placement was completed in conjunction with the Company's private placement of $125 million aggregate principal amount of 12 1/2% Senior Notes due 2008. The proceeds of both of these placements were used to repay and refinance the Bridge Indebtedness. The issuance of Common Stock under the Private Equity Placement did and will dilute the percentage ownership of existing Stockholders. In addition, the Purchase Agreement affords certain contractual put and other rights (as more fully described below) to the holders of Common Shares, Repricing Common Shares and Warrant Common Shares that are not afforded to holders of Common Stock as a class.

REPRICING RIGHTS

       Pursuant to the Purchase Agreement, each of the Buyers (or their permitted assignees or successors) may exercise its Repricing Rights and acquire shares of Common Stock in accordance with the following formula (the "Repricing Rate"):

                       (Repricing Price -- Market Price)
                       ---------------------------------
                                  Market Price

       The "Repricing Price" means, (i) during the period beginning on and including the date which is 121 days after the Closing Date and ending on and including the date which is 150 days after the Closing Date, 124% of the Purchase Price, (ii) during the period beginning on and including the date which is 151 days after the Closing Date and ending on and including the date which is 180 days after the Closing Date, 125% of the Purchase Price, (iii) during the period beginning on and including the date which is 181 days after the Closing Date and ending on and including the date which is 210 days after the Closing Date, 126% of the Purchase Price, (iv) during the period beginning on and including the date which is 211 days after the Closing Date and ending on and including the date which is 240 days after the Closing Date, 127% of the Purchase Price and (v) after the date which is 240 days after the Closing Date, 128% of the Purchase Price.

       The "Market Price" means, as of any date of determination, the lowest closing bid price during the fifteen consecutive trading days immediately preceding such date of determination.

       The Repricing Rate is multiplied by the number of Common Shares the Buyer has chosen to reprice in order to determine the number of shares to be issued to the Buyer.

       If the Company fails to issue a stock certificate for the number of shares of Common Stock to which the holder is entitled or to credit the holder's balance account with The Depository Trust Company for such number of shares of Common Stock to which the holder is entitled upon such holder's exercise of the Repricing Rights within three trading days after the Company's or the transfer agent's receipt of the exercise notice, the Company shall pay damages to such holder on each day after the third trading day that such exercise is not effected. The amount of damages shall equal 0.5% of the product of (i) the sum of the number of shares of Common Stock not issued to the holder on a timely basis and (ii) the closing bid price of the Common Stock on the last possible date which the Company could have issued such Common Stock without violating its delivery requirements. In addition, if the Buyer to whom the Company has failed to timely deliver the shares is forced to purchase other outstanding shares of Common Stock of the Company in order to cover a sale order by such Buyer (a "Buy-In"), then the Company will be required to pay to such Buyer the positive difference between the price at which the Buyer bought its covering shares and the sale price in respect of the shares sold by it.

                                                              PRELIMINARY COPIES


       The right of a holder of Repricing Rights to exercise such Repricing Rights is limited as set forth below.

              (i) Without the prior written consent of the Company, a holder of Repricing Rights shall not be entitled to exercise an aggregate number of Repricing Rights in excess of the number of Repricing Rights which when divided by the number of Repricing Rights purchased by such holder would exceed (A) 0.00 for the period beginning on July 8, 1998 and ending on and including the 120th day thereafter, (B) 0.25 for the period beginning on the 121st day after July 8, 1998 and ending on and including the 150th day after July 8, 1998, (C) 0.50 for the period beginning on and including the 151st day after July 8, 1998 and ending on and including the 180th day after July 8, 1998, (D) 0.75 for the period beginning on the 181st day after July 8, 1998 and ending on and including the 210th day after July 8, 1998, and (E) 1.00 for the period beginning on and including the 211th day after July 8, 1998. This exercise restriction shall cease to apply if a Major Transaction (as defined below) or Triggering Event (as defined below) shall have occurred or been publicly announced or if a registration statement meeting the requirements of the Registration Rights Agreement shall not have been declared effective by the 120th day after July 8, 1998.

              (ii) As more fully described in the Purchase Agreement, a holder of Repricing Rights shall not be entitled to exercise Repricing Rights in excess of that number of Repricing Rights which, upon giving effect to such exercise, would cause the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates to exceed 4.99% of the outstanding number of shares of the Common Stock following such exercise. Such restriction is waivable by a holder upon at least 61 days notice. In addition, as more fully described in the Purchase Agreement, a holder of Repricing Rights shall not be entitled to exercise Repricing Rights in excess of that number of Repricing Rights which, upon giving effect to such exercise, would cause the aggregate number of shares of Common Stock beneficially owned by the holder and its affiliates to exceed 9.99% of the outstanding number of shares of the Common Stock following such exercise. Such restriction is waivable by a holder upon at least 61 days notice.

       In addition to the exercise restrictions, a Buyer's right to exercise its Repricing Right terminates automatically on the earlier of (i) if the Initial Common Share with respect to which such Repricing Right was acquired is sold prior to the date which is 121 days after the date on which such Repricing Right was acquired, (ii) if the Initial Common Share with respect to which such Repricing Right was acquired is sold on or after the date which is 121 days after the Closing Date on which such Repricing Right was acquired at a price equal to or greater than the Repricing Price in effect on the date of such sale, (iii) on the date immediately following the date which is one year after the date of the sale of the Initial Common Share with respect to which such Repricing Right was acquired and (iv) if the Buyer elects to terminate the Repricing Right in lieu of the Company repurchasing such Buyer's related Initial Common Share.

COMPANY REPURCHASE RIGHTS

       Pursuant to the Purchase Agreement, the Company may elect to repurchase Repricing Rights exercised in lieu of issuing Repricing Common Shares upon such exercise if the average closing bid price of the Common Stock for the five day trading period immediately preceding the exercise date of the Repricing Rights is not greater than $5.30. The repurchase price per Repricing Right shall be equal to the product of (i) the Repricing Rate of the Repricing Right on the exercise date and (ii) the last reported sale price of the Common Stock on the exercise date.

                                                              PRELIMINARY COPIES


       The Company may also elect to repurchase any or all of the Common Shares issued to the Buyers and the Repricing Rights associated with such Common Shares at any time after the Closing Date on which a Repricing Right is acquired. The repurchase price per Repricing Right shall be an amount per Common Share and associated Repricing Right equal to (i) 119% of the Purchase Price, if the repurchase date is prior to the date which is 120 days after the Closing Date and (ii) 128% of the Purchase Price, if the repurchase date is on or after the date which is 120 days after the Closing Date.

HOLDER PUT RIGHTS

       Pursuant to the Purchase Agreement, each holder of Common Shares or Repricing Rights, has the right to require the Company to repurchase all or a portion of such holder's Common Shares or Repricing Rights upon the occurrence of a Major Transaction or a Triggering Event. The repurchase price is equal to
(i) for each Common Share with an associated Repricing Right, the greater of
(A) 130% of the Purchase Price and (B) the sum of (i) the Purchase Price and
(ii) the product of (x) the Repricing Rate of the Repricing Right on the date of such holder's delivery of a notice of repurchase and (y) the last reported sale price of the Common Stock on the delivery date of a notice of repurchase,
(ii) for each Repricing Right without the associated Common Share, the product of (A) the Repricing Rate of the Repricing Right on the date such holder's delivery of a notice of repurchase and (B) the last reported sale price of the Common Stock on the date of such holder's delivery of notice of repurchase and
(iii) for each Common Share without an associated Repricing Right, 130% of the Purchase Price.

       A "Major Transaction" is deemed to have occurred at such time as any of the following events:

              (i) the consolidation, merger or other business combination of the Company with or into another person (other than (A) a consolidation, merger or other business combination in which holders of the Company's voting power immediately prior to the transaction continue after the transaction to hold, directly or indirectly, the voting power of the surviving entity or entities necessary to elect a majority of the members of the board of directors (or their equivalent if other than a corporation) of such surviving entity or entities, or (B) pursuant to a migratory merger effected solely for the purpose of changing the jurisdiction of incorporation of the Company);

              (ii) the sale or transfer of all or substantially all of the Company's assets; or

              (iii) a purchase, tender or exchange offer made to and accepted by the holders of more than 40% of the outstanding shares of Common Stock.

       A "Triggering Event" is deemed to have occurred at such time as any of the following events:

              (i) a registration statement in respect of the resale of the Common Shares, Repricing Common Shares and Warrant Common Shares (the "Resale Registration Statement") has not been deemed effective by the Commission on or prior to the 210th day after the Closing Date;

              (ii) the effectiveness of the Resale Registration Statement lapses for any reason or is unavailable for sale of the Registrable Securities (as defined in the Registration Rights Agreement) in accordance with the terms of the Registration Rights Agreement, and such lapse or unavailability continues for a period of ten trading days in aggregate (excluding any "blackout" periods permitted by the terms of the Registration Rights Agreement);

              (iii) the Common Stock is suspended from listing or is delisted from The Nasdaq SmallCap Market or on any subsequent market for a period of five consecutive days, unless such

                                                              PRELIMINARY COPIES


       delisting is due to the Company having the Common Stock relisted on a subsequent market within such five day period;

              (iv) the Company notifies any holder of Repricing Rights, including by way of public announcement, at any time, of its intention not to comply or inability to comply with proper requests for exercise of any Repricing Rights into shares of Common Stock;

              (v) the Company fails to deliver shares of Common Stock pursuant to the exercise of Repricing Rights within ten days of an exercise date or to pay the amount due in respect of a Buy-In within ten days after notice of such Buy-In is delivered to the Company;

              (vi) the Company is not required to issue any Repricing Common Shares pursuant to the exercise of Repricing Rights due to certain restrictions imposed under the rules and regulations of The Nasdaq Stock Market or the Company is otherwise unable to issue shares of Common Stock upon delivery of an exercise notice for any reason;

              (vii) if stockholder approval of the issuance of the securities is required, the Company's stockholders fail to approve the issuance of the shares of Common Stock upon the exercise of Repricing Rights within 135 days of a Proxy Statement Trigger Date (as defined in the Purchase Agreement);

              (viii) the Company breaches any representation, warranty, covenant or other material term or condition of the Purchase Agreement, the Warrants, the Registration Rights Agreement or the irrevocable transfer agent instructions or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated thereby or hereby, and such breach, if curable, continues for a period of at least ten days after written notice thereof to the Company; or

              (ix) a voluntary or involuntary case or proceeding is commenced by or against the Company or a subsidiary under any applicable federal or state bankruptcy, insolvency, reorganization or other similar proceeding (excluding any involuntary proceeding that is dismissed within thirty days of the filing thereof).

       At any time after receipt of a notice from the Company that a Major Transaction is to occur (or, in the event a notice is not delivered at least ten days prior to a Major Transaction), any holder of Common Shares, Repricing Common Shares or Repricing Rights then outstanding may require the Company to repurchase all or a portion of the holder's Common Shares, Repricing Common Shares or Repricing Rights. At any time after the earlier of a holder's receipt of a notice from the Company that a Triggering Event has occurred and such holder becoming aware of a Triggering Event, but in no event later than fifteen business days after a holder's receipt of such notice, any holder of Common Shares, Repricing Common Shares or Repricing Rights then outstanding may require the Company to repurchase all or a portion of the holder's Common Shares, Repricing Common Shares or Repricing Rights. The repurchase price upon the occurrence of a Major Transaction or a Triggering Event is equal to (i) for each Common Share with an associated Repricing Right, the greater of (A) 130% of the Purchase Price and (B) the sum of (I) the Purchase Price and (II) the product of (x) the Repricing Rate of the Repricing Right on the date of such holder's delivery of notice of repurchase and (y) the last reported sale price of the Common Stock on the date of such holder's delivery of a notice of repurchase, (ii) for each Repricing Right without the associated Common Share, the product of (x) the Repricing Rate of the Repricing Right on the date of such holder's delivery of a notice to repurchase and (y) the last reported sale price of the

                                                              PRELIMINARY COPIES


Common Stock on the date of such holder's delivery of notice of repurchase and
(iii) for each Common Share without an associated Repricing Right, 130% of the Purchase Price.

       The Company shall deliver the applicable repurchase price, in the case of a repurchase pursuant to the occurrence of a Triggering Event, to such holder within five business days after the Company's receipt of a notice of repurchase from the holder and, in the case of a repurchase pursuant to the occurrence of a Major Transaction, the Company shall deliver the applicable repurchase price immediately prior to the consummation of the Major Transaction; provided that if Common Shares are being repurchased, the holder's stock certificates shall have been delivered to the Company; provided further that if the Company is unable to repurchase all of the Common Shares or the Repricing Rights to be repurchased, the Company shall repurchase an amount from each holder on a pro rata basis.

OTHER TERMS OF THE PURCHASE AGREEMENT

       The Purchase Agreement contains customary representations and warranties of the Company for transactions of this type.

       Pursuant to the Purchase Agreement, the Company has agreed, among other things, to abide by certain limitations on the Company's ability to raise equity (the "Capital Raising Limitation"). The Capital Raising Limitation prohibits the Company and its subsidiaries from negotiating with any party for any equity financing or issue any equity securities of the Company or any subsidiary or securities convertible or exchangeable into or for equity securities of the Company or any subsidiary during the period beginning on July 8, 1998 and ending on and including the 365th day after the Closing Date unless it first delivers a written notice of the future offering to each Buyer and provides each Buyer an option to purchase up to its pro rata portion of the shares to be offered in the future offering.

       In addition, on or before November 4, 1998, the Company must provide stockholders of the Company with a proxy statement relating to the next meeting of stockholders of the Company, which meeting shall be not later than 60 days after November 4, 1998, which proxy statement solicits the affirmative vote of the stockholders for approval of the Company's issuance of all of the Securities described in the Purchase Agreement (including the approval of issuances as may be required by the Rules of the Nasdaq Stock Market, Inc.). The Company is providing this Proxy Statement to Stockholders in compliance with this provision of the Purchase Agreement. Certain holders of capital stock having voting power aggregating over 50% of the total current outstanding voting capital stock have executed a letter agreement agreeing to vote in favor of the issuance. If the Company fails to hold the meeting by the deadline described above, then the Company shall pay to each Buyer an amount in cash equal to the product of (i) the aggregate Purchase Price paid by such Buyer multiplied by (ii) .025; multiplied by (iii) the quotient of (x) the number of days after the deadline that a meeting is not held, divided by (y) 30.

WARRANTS

       Pursuant to the Purchase Agreement, on July 8, 1998 the Company issued the Buyer Warrants to the Buyers and the Placement Agents (defined below). The Buyer Warrants are exercisable for three years commencing July 8, 1998. The Buyer Warrants are exercisable for an aggregate of up to 925,000 shares of Common Stock at an exercise price equal to 110% of the Purchase Price. The Buyer Warrants provide for customary adjustments to the exercise price and number of shares to be issued in the event of certain dividends and distributions to holders of Common Stock, stock splits, combinations and mergers. The Buyer Warrants also include customary provisions with respect to, among other things, transfer of the Buyer Warrants, mutilated or lost warrant certificates, and notices to holder(s) of the Buyer Warrants.

                                                              PRELIMINARY COPIES


REGISTRATION RIGHTS AGREEMENT

       At the time of sale, none of the Common Shares, the Repricing Common Shares or the Warrant Common Shares will be registered under the Securities Act and therefore, will be, when issued, "restricted securities." Effective July 8, 1998, the Company entered into a Registration Rights Agreement with the Buyers pursuant to which the Buyers are entitled to certain rights with respect to the registration under the Securities Act of the Common Shares, the Repricing Common Shares and the Warrant Common Shares (the "Registrable Securities").

       Pursuant to the Registration Rights Agreement, the Company agreed to file a registration statement on Form S-3 on or before September 5, 1998, covering the resale of all of the Registrable Securities. The Company is required to use its best efforts to cause such registration statement to become effective as soon as practicable following the filing thereof; but in no event later than the earlier of (i) November 4, 1998 and (ii) the fifth day after the Company learns that the Commission will not review the registration statement or that the Commission has no further comments on the registration statement. If the registration statement does not become effective by this date, then the Company is required to make cash payments to the holders of the Registrable Securities equal to 2.0% of the aggregate Purchase Price paid by each holder on the first day of each month during the default. The Company filed such a registration statement with the Commission on August 13, 1998. On September ___, 1998, the registration statement was declared effective by the Commission. The Registration Rights Agreement also provides for unlimited piggyback registration rights prior to the expiration of the registration period for the Registrable Securities. The Company generally bears the expense of any registration statement, while selling holders generally bear selling expenses such as underwriting fees and discounts. The Registration Rights Agreement also includes customary indemnification provisions. In addition, under the Purchase Agreement, the Company cannot file a registration statement (other than a registration statement filed pursuant to the Registration Rights Agreement, a registration statement filed pursuant to a demand registration right or a registration statement on Form S-8) covering the sale or resale of shares of Common Stock with the Commission beginning on July 8, 1998 and ending on the 60th trading day after the date that the registration statement filed on behalf of the holders has been declared effective by the Commission.

PLACEMENT AGENTS

       The Company paid $1.8 million cash and issued warrants to purchase 480,000 shares of the Company's Common Stock in consideration for Jesup & Lamont Securities Corp., Phillip Louis Trading Co., Inc. and Laidlaw & Co. (collectively, the "Placement Agents") acting as the placement agents in connection with the Private Equity Placement to the Buyers.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE ISSUANCE OF COMMON STOCK UNDER THE PURCHASE AGREEMENT.

                                                              PRELIMINARY COPIES


                                 PROPOSAL THREE

   PROPOSAL TO APPROVE THE QUEEN SAND RESOURCES, INC. DIRECTORS' NONQUALIFIED
                               STOCK OPTION PLAN

GENERAL

       The Board of Directors adopted, subject to Stockholder approval, the Queen Sand Resources, Inc. Directors' Nonqualified Stock Option Plan (the "Plan") effective as of November 20, 1997. Under the Plan, the Directors may receive grants of nonqualified stock options based on their contribution to the successful performance of the Company.

       The Plan is being submitted for Stockholder approval at the Annual Meeting to permit certain transactions under the Plan to be exempt from the Securities and Exchange Commission regulations on short-swing trading under
Section 16 of the 1934 Act.

       The provisions of the Plan are summarized below. All such statements are qualified in their entirety by reference to the full text of the Plan, which is attached hereto as Appendix A.

       The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA"). The Plan is not a "qualified plan" within the meaning of Section 401 of the Internal Revenue Code of 1986, as amended (the "Code"). The Plan will terminate on November 19, 2007, and thereafter no non-qualified stock options ("awards") may be granted thereunder. The Board of Directors may amend or discontinue the Plan without the approval of the Stockholders, subject to certain limitations. See "Amendment of the Plan" below.

       Nothing in the Plan or in any stock option granted pursuant to the Plan creates an employer-employee relationship between the Company and a director of the Company to whom a stock option is granted under the Plan (a "Participant").

       The proceeds from the sale of Common Stock pursuant to the stock options granted under the Plan will be added to the general funds of the Company and used for general corporate purposes. The holder of a stock option granted pursuant to the Plan does not have any of the rights or privileges of a Stockholder of the Company, except with respect to shares that have been actually issued.

       As of November 20, 1997, the Company had granted, subject to the approval of the Stockholders of the Plan, Ted Collins, Jr. options to purchase 5,000 shares under the Plan and Eli Rebich options to purchase 5,000 shares under the Plan. The options granted are exercisable at $5.25 per share. One half of the options granted will become exercisable on November 20, 1998 and one quarter of the options will vest in equal annual installments in each of the years 1999 and 2000. The options will expire on November 20, 2007.

PURPOSE AND ELIGIBILITY

       The purposes of the Plan are to attract and retain Directors and to provide such persons with a proprietary interest in the Company through the granting of non-qualified stock options that will increase the interest of such persons in the Company's welfare, furnish an incentive to such persons to continue their services for the Company and provide a means through which the Company may attract able persons as Directors.

                                                              PRELIMINARY COPIES


       Any Director of the Company, including each of the nominees for Director named herein, is eligible to receive awards under the Plan at the discretion of the Compensation Committee. See "Administration of the Plan" below.

       The Company had 5 directors at the date of this Proxy Statement, all of whom are eligible to participate in the Plan.

ADMINISTRATION OF THE PLAN

       The Plan is administered by the Compensation Committee appointed by the Company's Board of Directors. The current members of the Compensation Committee are Ted Collins, Jr. and Eli Rebich. Members of the Compensation Committee serve at the will of the Board of Directors and may be removed, with or without cause, from the Compensation Committee at any time at the Board of Directors' discretion.

       The Compensation Committee has full discretion to grant stock options under the Plan, to interpret the Plan, to make such rules as it deems advisable in the administration of the Plan and to take all other actions advisable to administer the Plan. The Compensation Committee shall determine the eligible persons to whom stock options will be granted and will set forth the terms of the stock options in stock option agreements, so long as those terms are not inconsistent with the Plan.

STOCK OPTIONS

       The Compensation Committee shall grant options to purchase 5,000 shares of Common Stock to each outside Director of the Company each year on the date of the election or re-election of such Director to the Company's Board of Directors. The maximum number of shares of Common Stock presently authorized for issuance under the Plan is 500,000, subject to adjustment for stock splits and similar events. Shares to be issued may be made available from either authorized but unissued Common Stock or Common Stock held by the Company in its treasury. Shares of Common Stock previously subject to stock options that have expired or been canceled may be reissued under the Plan.

STOCK OPTION AGREEMENTS

       Each stock option granted under the Plan is required to be evidenced by a stock option agreement that sets forth the number of shares subject to the stock option, the option price, the maximum term of the stock option, any rules related to forfeiture, the vesting or restriction schedule or criteria (if applicable), the date of grant, and any other terms, provisions, limitations and performance requirements of the stock option. The Compensation Committee may require that each Participant irrevocably grant to the Company a power of attorney to transfer to the Company any shares forfeited under the award and that the stock certificates evidencing shares of restricted stock be held in custody by the Company until the restrictions have lapsed.

       Stock options granted pursuant to the Plan must be granted within ten years from the date of the adoption of the Plan. The exercise period for a non-qualified stock option may not extend longer than ten years from the date the option is granted.

EXERCISE OF STOCK OPTIONS

       The exercise price for a stock option shall be determined by the Compensation Committee and may be less than the fair market value of the Common Stock on the date of grant.

                                                              PRELIMINARY COPIES


       On the date that the Participant desires to exercise a stock option (the "Exercise Date"), the Participant shall deliver to the Company consideration with a value equal to the total exercise price of the shares to be purchased, payable as follows: (a) cash, check, bank draft, or money order payable to the order of the Company, (b) Common Stock owned by the Participant on the Exercise Date, valued at its fair market value on the Exercise Date, (c) by delivery (including by telecopy) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the stock option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, and/or (d) in any other form of valid consideration that is acceptable to the Compensation Committee in its sole discretion. If the Participant fails to pay the exercise price on the Exercise Date or fails to accept delivery of the Common Stock to be issued upon exercise, the Participant's award may be terminated by the Company.

RESTRICTIONS

       Under the Plan, the Compensation Committee determines the vesting schedule, restrictions or conditions, if any, applicable to any award granted. Once vested, awards may be exercised at any time during the option period. The Compensation Committee may, in its discretion and in accordance with the terms of the Plan, accelerate any vesting schedule or otherwise remove any restrictions or conditions applicable to an award.

       A Participant who is an insider cannot exercise a stock option until at least six months have expired from the date of grant of the award. Stock options that have not yet vested or are subject to forfeiture are transferable and assignable to the extent described in the Plan.

       The Company is not required to sell or issue shares of Common Stock under any stock option if the issuance of Common Stock would violate any provisions of any law or regulation of any governmental authority or any national securities exchange or other forum on which shares of Common Stock are traded (including Section 16 of the 1934 Act). As a condition of any sale or issuance of shares of Common Stock under an award, the Compensation Committee may require such agreements or undertakings, if any, as it may deem necessary or advisable to ensure compliance with any such law or regulation.

TERMINATION AND FORFEITURE

       In the event of termination of service of a Participant as a Director, a stock option may be exercised only as follows: (i) in the event of a Participant's death while serving as a Director, the option may be exercised for a period of 6 months after the Participant's death; (ii) upon the termination of service as a Director by reason of disability, the option may be exercised for a period of 6 months following the termination of service as a Director and (iii) upon the termination of service as a Director for any other reason, the option may be exercised for a period of 30 days after termination of service as a Director.

ADJUSTMENTS

       The Plan provides that the maximum number of shares issuable under the Plan as a whole and to each Participant individually, the number of shares issuable upon exercise of outstanding stock options, and the exercise prices of such stock options are subject to such adjustments as are appropriate to reflect any stock dividend, stock split, share combination, exchange of shares, recapitalization or increase or decrease in shares of Common Stock without receipt of consideration of or by the Company.

                                                              PRELIMINARY COPIES


       If the Company merges or consolidates, transfers all or substantially all of its assets to another entity or dissolves or liquidates, then under certain circumstances a holder of a stock option will be entitled to purchase the equivalent number of shares of stock, other securities, cash or property that the award holder would have been entitled to receive had he or she exercised his or her stock option immediately prior to such event. Notwithstanding these adjustment provisions, all stock options granted under the Plan may be canceled by the Company upon a merger or consolidation of the Company in which the Company is not the surviving or resulting corporation, or the reorganization, dissolution or liquidation of the Company, subject to each Participant's right to exercise his or her stock option as to the shares of Common Stock covered by that stock option for a period of 30 days immediately preceding the effective date of such event.

       If the Company makes a partial distribution of its assets in the nature of a partial liquidation (except for certain cash dividends) then the prices then in effect with respect to each outstanding award will be reduced in proportion to the percentage reduction in the tangible book value of the shares of the Company's Common Stock as a result of such distribution.

       Stock options may also be granted under the Plan in substitution for stock options held by directors of a corporation who become or are about to become outside Directors of the Company or a subsidiary as a result of a merger, consolidation or stock acquisition.

AMENDMENT OF THE PLAN

       The Plan provides that the Board of Directors may from time to time discontinue or amend the Plan without the consent of the Stockholders unless such discontinuance or amendment (i) materially increases the benefits accruing to Participants under the Plan, (ii) materially increases the number of securities that may be issued under the Plan or (iii) materially modifies the requirements as to eligibility for participation in the Plan. In addition, if an amendment would adversely affect an outstanding stock option, the consent of the Participant holding that stock option must be obtained unless the Board of Directors determines that the application to outstanding stock options of an accounting standard in compliance with any statement issued by the Financial Accounting Standards Board concerning the treatment of stock options would have a significant, adverse effect on the Company's financial statements. The Board of Directors may cancel and revoke all outstanding stock options that are deemed to cause such adverse effect, and the holders of these stock options will not have any further rights to the stock options.

CERTAIN FEDERAL INCOME TAX ASPECTS

       Withholding of federal taxes at applicable rates will be required in connection with any ordinary income realized by a Participant by reason of the exercise of stock options granted pursuant to the Plan. A Participant must pay such taxes to the Company in cash or Common Stock prior to the receipt of any Common Stock certificate.

       The granting of a non-qualified stock option will not result in federal income tax consequences to either the Company or the optionee. Upon exercise of a non-qualified stock option, the optionee will recognize ordinary income in an amount equal to the difference between the fair market value of the shares on the date of exercise and the exercise price, and the Company will be entitled to a corresponding deduction.

       For purposes of determining gain or loss realized upon a subsequent sale or exchange of such shares, the optionee's tax basis will be the sum of the exercise price paid and the amount of ordinary income, if any, recognized by the optionee upon exercise of the option. Any gain or loss realized by an

                                                              PRELIMINARY COPIES


optionee on disposition of such shares generally will be a long-term capital gain or loss (if the shares are held as a capital asset for at least one year) and will not result in any tax deduction to the Company. Long-term capital gains are currently taxed at a maximum rate of 28% if the shares are held between one year and 18 months after the date of exercise and 20% if held for 18 months or longer after the date of exercise and short-term capital gains are currently taxed as ordinary income. Ordinary income is currently taxed at five rates, depending upon a taxpayer's income level: 15%, 28%, 31%, 36% and 39.6%.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO APPROVE THE QUEEN SAND RESOURCES, INC. DIRECTORS' NONQUALIFIED STOCK OPTION PLAN.

                                                              PRELIMINARY COPIES


                                 PROPOSAL FOUR

                   PROPOSAL TO RATIFY APPOINTMENT OF AUDITORS

       The Board of Directors, upon the recommendation of its Audit Committee, has appointed Ernst & Young LLP ("E&Y") as the independent auditors of the Company for the fiscal year ending June 30, 1999. Stockholders are being asked to ratify this appointment. The Company has been informed that neither E&Y nor any of its partners have any direct financial interest or any material indirect financial interest in the Company nor have had any connection during the past three years with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

       On March 13, 1997, the Company dismissed KPMG Peat Marwick LLP ("KPMG") as its certifying accountant and on March 13, 1997, the Company retained E&Y as its certifying accountant. KPMG's reports on the Company's consolidated financial statements for the fiscal years ended June 30, 1996 and 1995 did not contain an adverse opinion or disclaimer of opinion, nor were they modified as to uncertainty, audit scope or accounting principles. The decision to engage E&Y as set forth above and to dismiss KPMG was approved by the Board of Directors of the Company. In connection with the audits of the consolidated financial statements of the Company for the fiscal year ended June 30, 1996 and for the period from August 9, 1994 (inception) through June 30, 1995, and during the period commencing July 1, 1996 through March 12, 1997, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused them to make reference to the subject matter of the disagreement in connection with its report.

       Representatives of E&Y are expected to be present at the meeting with the opportunity to make a statement if they so desire and to be available to respond to appropriate questions.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT ACCOUNTANTS FOR THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 1999.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

JEDI TRANSACTION

       General

       On May 6, 1997, the transactions contemplated under the Securities Purchase Agreement, dated March 27, 1997 between the Company and JEDI (the "JEDI Purchase Agreement") were consummated. Pursuant to the transaction, JEDI became a significant stockholder of the Company.

       Description of the JEDI Purchase Agreement. The following summary of the material provisions of the JEDI Purchase Agreement is not intended to be complete and is subject to, and qualified in its entirety by reference to, all of the provisions of such agreement, a copy of which is filed as an exhibit to the Company's Current Report on Form 8-K dated March 27, 1997.

              Purchase of Series A Preferred Stock and Warrants. Pursuant to the JEDI Purchase Agreement, JEDI purchased 9,600,000 shares of Series A Preferred Stock from the Company, certain warrants to purchase Common Stock (the "Warrants") (all of which have expired or been exercised) in

                                                              PRELIMINARY COPIES


exchange for (i) the payment by JEDI to the Company of $5,000,000 cash; and
(ii) the execution and delivery by JEDI of an Earn Up Agreement (which has since been terminated). See "JEDI Transaction -- Description of the Series A Preferred Stock."

              Certain Representations and Warranties. Under the JEDI Purchase Agreement, the Company has made certain representations and warranties to JEDI regarding the Company and its business, including (i) due corporate organization of the Company and its subsidiaries; (ii) the due authorization and issuance of the Series A Preferred Stock, the Warrants and the shares of Common Stock issuable upon conversion of the Series A Preferred Stock and the exercise of the Warrants; (iii) the due authorization, execution, delivery and performance by the Company of the JEDI Purchase Agreement and related agreements and their enforceability; (iv) no conflict with or violation of the Company's Certificate of Incorporation or bylaws, any of the Company's agreements and applicable law; (v) required consents from governmental authorities or other third parties; (vi) the capital structure of the Company and its subsidiaries; (vii) employee benefit matters; (viii) the accuracy of reports and other documents filed by the Company with the SEC; (ix) the absence of certain changes to the Company's or its subsidiaries' business, financial condition, properties, liabilities, assets, results of operations or future business prospects; (x) compliance with laws; (xi) disclosure of pending and threatened litigation; (xii) payment of taxes; (xiii) environmental matters;
(xiv) adequacy of insurance; (xv) title to assets; (xvi) accuracy of books and records; (xvii) certain regulatory matters; (xviii) accuracy of financial statements and certain reserve reports; (xix) adequacy of permits and licenses;
(xx) title to intellectual property; (xxi) title to properties; (xxii) no undisclosed interested director transaction; (xxiii) no payments owed to brokers and finders; and (xxiv) no material misstatements in any disclosures to JEDI.

              Under the JEDI Purchase Agreement, JEDI has made certain representations and warranties to the Company, including (i) due organization;
(ii) the due authorization, execution, delivery and performance by JEDI of the JEDI Purchase Agreement and related agreements and their enforceability; (v) no conflict with or violation of the JEDI's organizational documents, any of JEDI's agreements and applicable law; (vi) required consents from governmental authorities or other third parties; (vii) pending and threatened litigation; and (viii) certain investment representations.

              Covenants. Pursuant to the JEDI Purchase Agreement, the Company has covenanted to: (i) maintain its corporate existence and cause its subsidiaries to maintain their corporate existence; (ii) comply with applicable laws and cause its subsidiaries to do the same; (iii) maintain its properties and cause its subsidiaries to maintain their properties; (iv) not materially change its accounting methods or permit its subsidiaries to change their accounting methods; (v) allow JEDI the right to have notice of, and attendees at, the Company's Board of Directors' meetings; (vi) furnish to JEDI certain reports and accounts furnished to the Company's Board of Directors; (vii) deliver an officer's certificate to JEDI annually regarding compliance with the covenants; (viii) provide JEDI with certain financial statements and reserve reports; (ix) use reasonable commercial efforts to cause the Common Stock, including the Common Stock issuable upon conversion of the Series A Preferred Stock and upon exercise of the Warrants, to be listed on The NASDAQ National Market no later than March 15, 2003; (x) approve customary stock option and other benefit plans; and (xi) not to amend the Securities Purchase Agreement dated as of March 27, 1997 between the Company and Forseti Investments Ltd. or related documents without the prior written consent of JEDI.

              In addition, the Company has covenanted not, and not permit any of its subsidiaries, to engage in asset sales not in the ordinary course of business unless the asset sale is for not less than the fair market value of the assets sold and the consideration received by the Company or its subsidiary is at least 85% cash; provided, that the following are deemed to be cash for purposes of the covenant: (i) the amount of liabilities of the Company or a subsidiary assumed by the transferee; (ii) the amount of any

                                                              PRELIMINARY COPIES


notes or other obligations received by the Company or a subsidiary from such transferee converted into cash within 90 days of the closing of the sale and
(iii) the fair market value of certain oil and gas properties and permitted business investments received by the Company or its subsidiaries from such transferee. Further, if the Company engages in an asset sale that is not in the ordinary course of business, then the Company shall repay indebtedness, if required, and if not so required, then within 60 days after the receipt of proceeds from such sale, the Company may apply the proceeds to reduce indebtedness, acquire a controlling interest in another oil and gas business or permitted business investment, make certain capital expenditures, purchase assets useful to the oil and gas business or retain cash for working capital.

              The Company has covenanted not, and not permit any of its subsidiaries, to directly or indirectly enter into any transaction or series of related transactions involving aggregate consideration equal to or greater than $60,000 with any affiliate of the Company unless (i) the terms of the transaction are no less favorable to the Company than those that could have been obtained in a transaction with an unaffiliated party or an arms-length basis and (ii) the transaction is approved by a majority of disinterested directors of the Company; provided, that this covenant will not apply to customary compensation to officers, directors, and employees in the ordinary course of business, intercompany transactions, dividend payments, or the transactions contemplated by the Letter Agreement. See "JEDI Transaction -- Description of the Letter Agreement."

              The Company has also covenanted to comply with substantially all of the provisions of Rule 4460 of the National Association of Securities Dealers, Inc.'s Bylaws. Pursuant to this covenant, the Company is required to
(i) distribute to its stockholders annual reports containing audited financial statements and quarterly reports containing statements of operating results,
(ii) maintain a minimum of two independent directors of the Company's Board of Directors, (iii) maintain an audit committee, a majority of the members of which are independent directors, (iv) hold an annual meeting of stockholders,
(v) solicit proxies and provide proxy statements for all meetings of stockholders, (vi) conduct an appropriate review of related party transactions on an ongoing basis, (vii) require stockholder approval prior to the adoption of certain stock option plans and prior to the issuance of designated securities that will result in a change of control of the Company or certain other issuances in connection with the acquisition of the stock or assets of another company or in connection with a transaction other than a public offering involving a significant amount of the Company's securities and (viii) not take any action that will have the effect of nullifying, restricting or disparately reducing the voting rights of the holders of the Company's Common Stock.

              Maintenance Rights. Pursuant to the JEDI Purchase Agreement, the Company has granted JEDI the right to purchase its proportionate share of capital stock of the Company at the same price and on the same terms as the capital stock to be sold by the Company. From the date of the JEDI Purchase Agreement until December 31, 1998, if JEDI is entitled to exercise its maintenance rights, the Company shall issue to JEDI a warrant for the purchase of the capital stock that JEDI is entitled, but does not elect, to purchase (a "Maintenance Warrant"). The exercise price of the Maintenance Warrant will be the value of the capital stock as of the date of the issuance of the Maintenance Warrant, and any Maintenance Warrant will be exercisable for a period of one year. JEDI will not have maintenance rights with respect to capital stock issued by the Company (i) pursuant to certain employee and director stock plans; (ii) in connection with a stock split or dividend on the Common Stock to all holders of Common Stock or (iii) pursuant to an offering pursuant to a registration statement filed with, and declared effective by, the SEC. Subject to certain exceptions, JEDI will not have maintenance rights with respect to the issuance of any rights, warrants or options to purchase shares of the Company's capital stock or other securities convertible into or exercisable or exchangeable for shares of the Company's capital stock but will have maintenance rights if and when capital stock is issued upon the conversion, exercise or exchange of such

                                                              PRELIMINARY COPIES


securities. JEDI's maintenance rights will terminate upon the earlier to occur of: (i) the date on which JEDI and its affiliates beneficially own less than 10% of the voting power of the outstanding voting capital stock of the Company; (ii) the date on which the Company completes an underwritten public offering of Common Stock that generates net proceeds to the Company of at least $25,000,000; and (iii) the date on which all shares of Series A Preferred Stock have been converted to Common Stock or otherwise are no longer outstanding. As of August 31, 1998, JEDI held outstanding warrants issued pursuant to its maintenance rights for the purchase of an aggregate of 1,752,947 shares of the Company's Common Stock.

              Indemnification. The JEDI Purchase Agreement provides that the Company will indemnify, defend and hold harmless JEDI to the fullest extent lawful from and against all losses, expenses, damages, deficiencies, liabilities, payments, penalties, litigation, demands, defenses, judgments, proceedings, costs, obligations, settlement costs, and attorneys', accountants' and other professional advisors' fees (including costs of investigation or preparation) ("Losses") arising out of or resulting from the breach of any representation, warranty, convent or agreement of the Company contained in the JEDI Purchase Agreement.

              The JEDI Purchase Agreement provides that JEDI will indemnify, defend and hold harmless the Company to the fullest extent lawful from and against all Losses arising out of or resulting from the breach of any representation, warranty, covenant, obligation or agreement of JEDI contained in the JEDI Purchase Agreement.

              Dispute Resolution. The JEDI Purchase Agreement provides that all disputes shall be submitted to non-binding mediation upon the request of the Company or JEDI. If the non-binding mediation does not resolve the disputes in question within 30 days after appointment of a mediator, the dispute shall be resolved by arbitration governed by the Commercial Arbitration Rules of the American Arbitration Association.

       Description of the Series A Preferred Stock. The Series A Certificate of Designation authorizes the issuance of up to 9,600,000 shares of Series A Preferred Stock. The following description of the rights, preferences and limitations of the Series A Preferred Stock is a summary only and is qualified in its entirety by reference to the entire text of the Series A Certificate of Designation which is an exhibit to the JEDI Purchase Agreement.

              Voting. The holders of shares of Series A Preferred Stock are generally entitled to vote (on an as-converted basis) as a single class with the holders of the Common Stock, together with all other classes and series of stock of the Company that are entitled to vote as a single class with the Common Stock, on all matters coming before the Company's stockholders. In any vote with respect to which the Series A Preferred Stock shall vote with the holders of Common Stock as a single class, each share of Series A Preferred Stock shall entitle the holder thereof to cast the number of votes equal to the number which could be cast in such vote by a holder of the number of shares of Common Stock into which such shares of Series A Preferred Stock is convertible on the date of such vote.

              With respect to any matter for which class voting is required by law or the Company's Certificate of Incorporation, except as otherwise described herein, the holders of the Series A Preferred Stock will vote as a class and each holder shall be entitled to one vote for each share held.

              For so long as 960,000 shares of Series A Preferred Stock are outstanding, the following matters will require the approval of the holders of shares of Series A Preferred Stock, voting together as a separate class:

                                                              PRELIMINARY COPIES


                     (i) the amendment of any provision of the Company's Certificate of Incorporation or the bylaws;

                     (ii) the creation, authorization or issuance, or the increase in the authorized amount of, any class or series of shares ranking on a parity with or prior to the Series A Preferred Stock either as to dividends or upon liquidation, dissolution or winding up;

                     (iii) the merger or consolidation of the Company with or into any other corporation or other entity or the sale of all or substantially all of the Company's assets; or

                     (iv) the reorganization, recapitalization, or restructuring or similar transaction that requires the approval of the stockholders of the Company.

              Election of Directors. The holders of shares of Series A Preferred Stock have the right, acting separately as a class, to elect a number
of members to the Company's Board of Directors.   The number shall be a number
such that the quotient obtained by dividing such number by the maximum authorized number of directors is as close as possible to being equal to the percentage of the outstanding voting power of the Company entitled to vote generally in the election of directors represented by the outstanding shares of Series A Preferred Stock at the relevant time. As of the date hereof, JEDI has not elected to exercise its right to elect directors to the Company's Board of Directors.

              Conversion. A holder of shares of Series A Preferred Stock has the right, at the holder's option, to convert all or a portion of its shares into shares of Common Stock at any time at an initial rate of one share of Series A Preferred Stock for one share of Common Stock.

              The Series A Certificate of Designation provides for customary adjustments to the number of shares issuable upon conversion in the event of certain dividends and distributions to holders of Common Stock, certain reclassifications of the Common Stock, stock splits, and combinations and mergers and similar transactions.

              Immediately following such conversion, the rights of the holders of Series A Preferred Stock shall cease and the persons entitled to receive Common Stock upon the conversion of Series A Preferred Stock shall be treated as the owners of such Common Stock. The Company is required to maintain a reserve of authorized but unissued shares of Common Stock to permit the conversion of the Series A Preferred Stock in full.

              Concurrently with the transfer of any shares of Series A Preferred Stock to any person (other than a direct or indirect affiliate of JEDI or other entity managed by Enron Corp. or any of its affiliates), the shares of Series A Preferred Stock so transferred will automatically convert into a like number of shares of Series B Preferred Stock. See "JEDI Transaction -- Description of the Series B Preferred Stock."

              Dividends. The holders of the shares of Series A Preferred Stock are entitled to receive dividends, when, and as if declared by the Board of Directors, out of funds legally available therefor, any dividend (other than a dividend or distribution paid in shares of, or warrants, rights or options exercisable for or convertible into or exchangeable for, Common Stock) payable on the Common Stock, as and when paid, in an amount equal to the amount each such holder would have received if such holder's shares of Series A Preferred Stock had been converted into Common Stock immediately prior to the record date, or if there is no record date, the date of payment thereof. The holders of Series A Preferred Stock will

                                                              PRELIMINARY COPIES


also have the right to certain dividends upon and during the continuance of an event of default. See "JEDI Transaction -- Description of the Series A Preferred Stock -- Events of Default; Remedies."

              Liquidation. Upon the liquidation, dissolution or winding up of the Company, the holders of the shares of Series A Preferred Stock, before any distribution to the holders of Common Stock, will be entitled to receive (i) an amount per share equal to $0.521 plus (ii) all accrued and unpaid dividends thereon ("Liquidation Preference"). The holders of the shares of Series A Preferred Stock will not be entitled to participate further in the distribution of the assets of the Company.

              Events of Default; Remedies. The Series A Certificate of Designation provides that an Event of Default will be deemed to have occurred if the Company fails to comply with any of its covenants in the JEDI Purchase Agreement; provided, that the Company will have a 30-day cure period with
respect to the non-compliance with certain covenants.    See "JEDI Transaction
-- Description of JEDI Purchase Agreement -- Covenants." JEDI may waive any Event of Default.

              Upon the occurrence but only during the continuance of an Event of Default, the holders of Series A Preferred Stock will be entitled to receive, in addition to other dividends payable to holders of Series A Preferred Stock, when, as, and if declared by the Board of Directors, out of funds legally available therefor, cumulative preferential cash dividends accruing from the date of the Event of Default in an amount per share per annum equal to 6% of the Liquidation Preference in effect at the time of accrual of such dividends, payable quarterly in arrears on or before the fifteenth day after the last day of each calendar quarter during which such dividends are payable. Unless full cumulative dividends accrued on shares of Series A Preferred Stock have been or contemporaneously are declared and paid, no dividend may be declared or paid or set aside for payment on the Common Stock or any other junior securities (other than a dividend or distribution paid in shares of, or warrants, rights or options exercisable for or convertible into or exchangeable for, Common Stock or any other junior securities), nor shall any Common Stock nor any other junior securities be redeemed, purchased or otherwise acquired for any consideration nor may any monies be paid to or made available for a sinking fund for the redemption of any shares of any such securities.

              Upon the occurrence and during the continuance of an Event of Default resulting from the failure to comply with certain covenants, the holders of shares of Series A Preferred Stock will have the right, acting separately as a class, to elect a number of persons to the Board of Directors of the Company, that along with any members of the Board of Directors who are serving at the time of such action, will constitute a majority of the Board of Directors.

              Upon the occurrence of an Event of Default resulting from the failure to comply with certain covenants, each holder of shares of Series A Preferred Stock will have the right, by written notice to the Company, to require the Company to repurchase, out of funds legally available therefor, such holder's shares of Series A Preferred Stock for an amount in cash equal to the Liquidation Preference in effect at the time of the Event of Default.

       Description of the Series B Preferred Stock.    The Series B Certificate
of Designation authorizes the issuance of up to 9,600,000 shares of Series B Preferred Stock. The following description of the rights, preferences and limitations of the Series B Preferred Stock is a summary only and is qualified in its entirety by reference to the entire text of the Series B Certificate of Designation which is an exhibit to the JEDI Purchase Agreement. The terms of the Series B Preferred Stock are substantially similar to those of the Series A Preferred Stock except that the holders of Series B Preferred Stock will not
(i) have class voting rights except as required under Delaware corporate law,
(ii) be entitled to any remedies upon an event of default or (iii) be entitled to elect any directors of the Company, voting separately as a class.

                                                              PRELIMINARY COPIES


       Description of the Stockholders Agreement. Pursuant to the JEDI Purchase Agreement, on May 6, 1997, EIBOC, Bruce I. Benn, Ronald I. Benn, Edward J. Munden, Robert P. Lindsay and JEDI entered into the Stockholders Agreement. Bruce I. Benn and Edward J. Munden are directors and officers of the Company and have a material beneficial interest in the shares of EIBOC. Robert P. Lindsay is a director and officer of the Company. Ronald I. Benn is an officer of the Company and has a material beneficial interest in the shares of EIBOC. Pursuant to the Stockholders Agreement, each of EIBOC, Bruce I. Benn, Ronald I. Benn, Edward J. Munden and Robert P. Lindsay agreed to certain restrictions on the transfer of shares of the 6,600,000 shares of Common Stock held by EIBOC, and JEDI agreed to certain restrictions on the transfer of shares of Common Stock or securities convertible into or exercisable or exchangeable for shares of Common Stock (including the Series A Preferred Stock) held by JEDI.

       Pursuant to the Stockholders Agreement, each of EIBOC and Bruce I. Benn, Ronald I. Benn, Edward J. Munden and Robert P. Lindsay (collectively, the "Management Stockholders") covenanted not to transfer, nor to authorize transfer of, any of the 6,600,000 shares of Common Stock in which they have or may acquire a beneficial interest except by will or the laws of descent and distribution or otherwise by operation of law or judicial decree or as permitted by the Stockholders Agreement.

       The Stockholders Agreement permits EIBOC and the Management Stockholders to make the following transfers of shares of Common Stock: (i) EIBOC and the Management Stockholders in the aggregate may transfer shares of Common Stock provided that the number of shares of Common Stock to be transferred together with all shares of Common Stock transferred by EIBOC and the Management Stockholders during the preceding 12 months does not exceed the lesser of (x) 4% of the outstanding shares of Common Stock, (y) four times the average weekly reported volume of trading, excluding any trades made by EIBOC or a Management Stockholder on all national securities exchanges and/or reported through the automated quotation system of a registered securities association during the four calendar weeks preceding the date of transfer or (z) four times the average weekly volume of trading, excluding any trades made by EIBOC or a Management Stockholder, in Common Stock reported through the consolidated transaction reporting system, contemplated by Rule 11Aa3-1 under the 1934 Act during the four week period specified in clause (y); and (ii) EIBOC and the Management Stockholders may transfer shares of Common Stock in a registered underwritten public offering of Common Stock; provided, that neither EIBOC nor any Management Stockholder may transfer shares of Common Stock if after the transfer EIBOC and the Management Stockholders would beneficially own less than 4,950,000 shares of Common Stock in the aggregate, subject to certain adjustments for stock splits, combinations, and stock dividends. In addition, the Stockholders Agreement permits EIBOC and the Management Stockholders to transfer Common Stock to certain family members and related entities and to make certain transfers of Common Stock upon the death or disability of a Management Stockholder.

       Pursuant to the Stockholders Agreement, JEDI agreed that until the second anniversary of the date of the Stockholders Agreement, and except pursuant to its registration rights under the Registration Rights Agreement (defined below), JEDI will not transfer any shares of Common Stock or securities convertible into or exercisable or exchangeable for shares of Common Stock (a "Common Stock Equivalent") to any person that is not an affiliate of JEDI except in blocks of at least 600,000 shares of Common Stock or blocks of Common Stock Equivalents that are convertible into or exchangeable or exercisable for at least 600,000 shares of Common Stock.

       Pursuant to the Stockholders Agreement, JEDI agreed that until the second anniversary of the date of the Stockholders Agreement and except pursuant to its registration rights under the Registration Rights Agreement (defined below), JEDI will not transfer any shares of Common Stock or Common

                                                              PRELIMINARY COPIES


Stock Equivalents to a person that is not an affiliate of JEDI without first giving the Company and the Management Stockholders a right of first refusal to purchase the shares of Common Stock or Common Stock Equivalents at the proposed sale price. Pursuant to the right of first refusal, the Company will have the first right, which must be exercised within 30 days after receipt of notice of the proposed transfer, to purchase the shares of Common Stock or Common Stock Equivalents to be transferred. If the Company does not elect to acquire the shares of Common Stock or Common Stock Equivalents to be transferred, the Management Stockholders (if the Management Stockholders own in the aggregate more than 10% of the voting power of the Company's capital stock) will have the right to purchase such securities if the Management Stockholders notify JEDI of such election within 30 days after the Company's receipt of notice of the proposed transfer.

       Pursuant to the Stockholders Agreement, EIBOC and the Management Stockholders made certain representations and warranties to JEDI, and EIBOC covenanted not to issue any capital stock, permit its capital stock to be transferred or enter into any agreement relating to the issuance of its capital stock or engage in any business or activity other than the ownership of 6,600,000 shares of Common Stock.

       Pursuant to the Stockholders Agreement, the 6,600,000 shares of Common Stock owned by EIBOC and all of the outstanding shares of capital stock of EIBOC (i) were deposited in escrow pursuant to escrow agreements mutually acceptable to EIBOC, the Management Stockholders and JEDI, and (ii) will be held in escrow until the earlier of the transfer of the 6,600,000 shares of Common Stock owned by EIBOC in accordance with the Stockholders Agreement to a person other than a Management Stockholder or related party and the termination of the Stockholders Agreement.

       Pursuant to the Stockholders Agreement, EIBOC granted to the Management Stockholders an irrevocable proxy to vote the 6,600,000 shares of Common Stock owned by EIBOC.

       The Stockholders Agreement will terminate on the earlier of (i) the fifth anniversary of the date of the Stockholders Agreement or (ii) the date on which JEDI and its affiliates beneficially own in the aggregate less than 10% of the voting power of the Company's capital stock.

       Description of the Registration Rights Agreement. The Common Stock issuable upon conversion of the Series A Preferred Stock will not be, and the Common Stock issued upon exercise of the Warrants was not, registered with the SEC and therefore, will be, when issued, restricted securities. Pursuant to the JEDI Purchase Agreement, on May 6, 1997, the Company entered into a Registration Rights Agreement with JEDI (the "Registration Rights Agreement") pursuant to which JEDI will be entitled to certain rights with respect to the registration under the Securities Act of 1933, as amended (the "Securities Act"), of shares of Common Stock issuable upon conversion of Series A Preferred Stock or upon exercise of the Warrants or the Maintenance Warrants (the "Registrable Securities").

       The Registration Rights Agreement provides for demand and piggyback registration rights. A holder of Registrable Securities (a "Holder") or Holders who hold at least a majority of the Registrable Securities may demand registration up to 3 times; provided that the proposed aggregate offering proceeds from the sale of such Holder or Holders portion of Registrable Securities is at least $1,000,000. Generally, the Company bears the expense of the demand registration statements, while the selling Holders bear selling expenses such as underwriting fees and discounts. The Registration Rights Agreement also provides for unlimited priority piggyback registration rights. That is, in the event that the Company proposes to register the sale for cash of any of its securities under the Securities Act for its own account, or for the account of any other person, the holders will be entitled to include Registrable Securities in any such registration, subject to the limited right of the managing underwriter of any such offering under certain circumstances to exclude some or all of such Registrable Securities from such registration. The Company generally bears the expense of any piggyback registration statement, while selling holders generally bear selling expenses such as underwriting fees and discounts. The Registration Rights

                                                              PRELIMINARY COPIES


Agreement also includes customary indemnification and contribution provisions, and with regard to demand registration rights, a provision allowing the Company to postpone filing or the declaration of effectiveness of an applicable registration statement for up to an aggregate of 90 days if at the relevant time the Company is engaged in a firm commitment underwritten public offering in which Registrable Securities may be included or for up to an aggregate of 60 days if there exists information the disclosure of which would be materially harmful to the Company. The Company will no longer be obligated to register the Registrable Securities upon disposition pursuant to Rule 144 under the Securities Act, the eligibility of disposal under Rule 144(k) under the Securities Act or a registration statement covering such Registrable Security has been declared effective by the SEC and such Registrable Security has been issued, sold or disposed of pursuant to such effective registration statement. JEDI may transfer its registration rights (including demand registration rights that JEDI has not exercised) to a third party but may not transfer more than one demand registration right.

       Description of the Letter Agreement. Pursuant to the JEDI Purchase Agreement, on May 6, 1997, the Company and ECT Securities Corp., a Delaware corporation and an affiliate of the general partner of JEDI ("ECT Securities Corp."), entered into a letter agreement (the "Letter Agreement"). Pursuant to the Letter Agreement, the Company retained ECT Securities Corp. to act as the Company's advisor and provide consultation, assistance and advice to the Company with respect to certain of its operations and properties. In consideration for such services, the Company paid ECT Securities Corp. $100,000 at the closing of the transactions under the JEDI Purchase Agreement and will pay an annual fee, payable quarterly in arrears, of $100,000 during the term of the Letter Agreement. The term of the Letter Agreement is five years, subject to earlier termination if JEDI's ownership of voting capital stock of the Company should decrease to less than 10% of the Company's voting capital stock. ECT Securities Corp. may terminate the Letter Agreement effective as of the end of any calendar quarter of the Company upon written notice not less than 30 days before the date on which such termination is to be effective. The Letter Agreement includes customary provisions for indemnification of ECT Securities Corp.

HEDGING AGREEMENTS

       On April 25, 1998 the Company entered into a series of natural gas futures contracts with Bank of Montreal and with an affiliate of Enron. JEDI, an affiliate of Enron, is a principal stockholder of the Company. The Company's execution of these futures contracts is designed to provide a degree of protection of negative shifts in natural gas prices (Henry Hub Nymex Index) on approximately 75% of its expected natural gas production from reserves currently classified as proved developed producing during the fiscal year ending June 30, 1999. At the same time, the Company is able to participate completely in upward movements in the Henry Hub Nymex Index to the extent of approximately 50% of its expected natural gas production for the fiscal year ending June 30, 1999, and up to $2.75 per MMBtu on approximately 25% of its expected natural gas production for the fiscal year ended June 30, 1999.

       In addition to the natural gas contracts entered into on April 25, 1998, the Company is under contract with an affiliate of Enron for 10,000 Bbls of oil per month with a floor of $18.00 per Bbl and a ceiling of $20.40 per Bbl with the Company participating on 50% of the price of WTI Nymex over $20.40. The Company also has a contract for 50,000 MMBtu of natural gas per month with an affiliate of Enron, with a floor price of $1.90 per MMBtu and a ceiling price of $2.66 per MMBtu, with the Company participating on 50% of the price of Henry Hub Nymex Index over $2.66 per MMBtu.

                                                              PRELIMINARY COPIES


       The table below sets out volume of natural gas hedged with a floor price of $1.90 per MMBtu with Enron. The volumes presented in this table are divided equally over the months during the period:

                                                                        VOLUME
         PERIOD BEGINNING                       PERIOD ENDING           (MMBtu)
         -------------------------------      -----------------       ---------
         May 1, 1998 . . . . . . . . . .      December 31, 1998         885,000

         January 1, 1999 . . . . . . . .      December 31, 1999       1,080,000

         January 1, 2000 . . . . . . . .      December 31, 2000         880,000

         January 1, 2001 . . . . . . . .      December 31, 2001         740,000

         January 1, 2002 . . . . . . . .      December 31, 2002         640,000

         January 1, 2003 . . . . . . . .      December 31, 2003         560,000

       The table below sets out volume of natural gas hedged with a swap at $2.40 per MMBtu with Enron. The volumes presented in this table are divided equally over the months during the period:

                                                                        VOLUME
         PERIOD BEGINNING                       PERIOD ENDING           (MMBtu)
         -------------------------------      -----------------       ---------
         May 1, 1998 . . . . . . . . . .      December 31, 1998        2,210,000

         January 1, 1999 . . . . . . . .      December 31, 1999        2,710,000

         January 1, 2000 . . . . . . . .      December 31, 2000        2,200,000

         January 1, 2001 . . . . . . . .      December 31, 2001        1,850,000

         January 1, 2002 . . . . . . . .      December 31, 2002        1,600,000

         January 1, 2003 . . . . . . . .      December 31, 2003        1,400,000

       The Company believes that the terms of these hedging arrangements with the affiliates of Enron are on terms no less favorable then those that would have been obtained from unaffiliated third parties.

CREDIT AGREEMENT

       On April 17, 1998, the Company amended and restated its Credit Agreement with Bank of Montreal, as agent for the lenders party thereto. Each of JEDI and Enron Capital & Trade Resources Corp. ("ECT"), an affiliate of JEDI, is currently a lender under the Credit Agreement. JEDI is a principal stockholder of the Company. The Credit Agreement provides for borrowings up to $125.0 million (subject to borrowing base limitations) from such lenders to, among other things, fund development and exploitation expenditures, acquisitions and general working capital. The proceeds under the Credit Agreement were used to fund certain property acquisitions in part. As of July 31, 1998, the Company was able to borrow up to $25.0 million under the Credit Agreement, of which $10.3 million was outstanding as of July 31, 1998. The loan under the Credit Agreement matures on April 17, 2003. In the event of a default on the indebtedness under the Credit Agreement, not subsequently waived by the lenders, it is unlikely that the Company would be able to continue its business.

       Indebtedness incurred under the Credit Agreement generally bears interest under various interest rate pricing options based upon a Federal Funds rate (plus .5%), Prime Rate or LIBOR rate options. LIBOR rate loans bear an applicable margin over the LIBOR rate of (i) 2.25%, if greater than 90% of the available Borrowing Base has been drawn, (ii) 2%, if greater than 75% and not more than 90% of the available Borrowing Base has been drawn, (iii) 1.5%, if greater than 40% but not more than 75% of the available Borrowing Base has been drawn, and (iv) 1%, if not more than 40% of the available Borrowing Base has been drawn. There is no margin applicable for base rate pricing options.

                                                              PRELIMINARY COPIES


       The loan under the Credit Agreement is secured by a first lien on the oil and natural gas properties of QSRN and the stock of two subsidiaries of QSRN. In addition, the Company and its operating subsidiaries (other than QSRN which is the borrower) entered into guaranty agreements guaranteeing the repayment of the indebtedness under the Credit Agreement.

       Pursuant to the Credit Agreement, the Company is subject to certain affirmative and negative financial and operating covenants that are usual and customary for transactions of this nature. The affirmative covenants include, but are not limited to, covenants to (i) provide annual audited and unaudited interim financial information, (ii) provide notices of the occurrence of certain material events affecting the Company, (iii) promptly provide notice of all legal or arbital proceedings affecting the Company or its subsidiaries which could reasonably be expected to have a material adverse effect, (iv) maintain and preserve its existence and oil and gas properties and other material properties, (v) implement and comply with certain environmental procedures, (vi) perform its obligations under the Credit Agreement, (vii) provide reserve reports, (viii) deliver certain title information, (ix) grant a security interest in oil and gas properties that are not currently subject to a lien under the Credit Agreement such that the mortgaged property includes at least 85% (with an obligation to use reasonable efforts to maintain 95%) of the SEC PV-10 of the Company's total proved reserves, and (x) deliver certain information relating to compliance with ERISA laws and regulations. The negative covenants include, but are not limited to, covenants (i) not to incur any indebtedness except as expressly permitted under the Credit Agreement, (ii) not to incur any lien on any of its properties except as expressly permitted under the Credit Agreement, (iii) not to make any loans or advances to or investments in any person except as expressly permitted under the Credit Agreement, (iv) (with respect to the Company) not to declare or pay any dividends or redeem or otherwise acquire for value any capital stock of the Company except for stock dividends and certain permitted repurchases of Series C Preferred Stock (defined herein), (v) not to enter into sale and leaseback transactions, (vi) not to materially change the character of its business as an independent oil and natural gas exploration and production company, (vii) not to enter into lease agreements except as expressly permitted under the Credit Agreement, (viii) not to merge with or sell all or substantially all of its property or assets to any other person; (ix) not to permit the borrowed proceeds under the Credit Agreement to be used for any purpose except as expressly permitted under the Credit Agreement, (x) not to violate ERISA laws and regulations, (xi) not to discount or sell any notes or accounts receivable,
(xii) not to maintain a working capital ratio of less than 1.0 to 1.0, (xiii) not to maintain a tangible net worth of less than $18.5 million plus the amount equal to 75% of the net proceeds of any equity offering, (xiv) to pay its trade accounts payable when due, (xv) not maintain a fixed charge coverage ratio of less than 1.5 to 1.0, (xvi) not to sell, assign or otherwise transfer any interest in any oil or natural gas properties except as expressly permitted under the Credit Agreement, (xvii) not to violate environmental laws and regulations, (xviii) not to enter into transactions with affiliates other than those entered into in the ordinary course of business on fair and reasonable terms, (xix) not to create any additional subsidiaries unless such subsidiaries guarantee the obligations of QSRN under the Credit Agreement or issue stock of any subsidiaries to third parties, (xx) not to enter into negative pledge agreements, (xxi) not to enter into any contracts which warrant production of oil and natural gas and not allow gas imbalances, take-or-pay or other prepayments which would require the delivery of oil or natural gas at some future time without receiving full payment therefor to exceed 5% of the current aggregate monthly gas production from the mortgaged oil and natural gas properties, (xxii) not to amend or modify any material agreements, (xxiii) not to repay other indebtedness except as expressly permitted under the Credit Agreement and (xxiv) not make or pay capital expenditures more than specified amounts.

       The Credit Agreement also contains usual and customary events of default and provides remedies to the lenders in the event of default. The events of default include (i) default in payment when due of any principal of or interest on indebtedness under the Credit Agreement, (ii) default in payment when due of any principal of or interest on any other indebtedness aggregating $500,000 or more or an event shall

                                                              PRELIMINARY COPIES


occur which requires the Company to mandatorily redeem any of its existing preferred stock, (iii) breach of a representation and warranty under the Credit Agreement, (iv) default in performance of obligations under the Credit Agreement, (v) the Company shall admit in writing its inability to pay debts as they become due, (vi) voluntary or involuntary bankruptcy, (vii) a judgment in excess of $100,000 shall be entered and not vacated within 30 days, (viii) the security agreements under the Credit Agreement shall cease to be in full force and effect and (ix) the Company discontinues its usual business or any person or group of persons (other than JEDI, Enron or its affiliates) shall have acquired beneficial ownership of 30% or more of the outstanding shares of voting stock of the Company or individuals who constitute the Board of Directors of the Company cease to constitute a majority of the then-current Board of Directors of the Company. Although the Company believes that its cash flows and available sources of financing will be sufficient to satisfy the interest payments on its debt at currently prevailing interest rates and oil and natural gas prices, the Company's level of debt may adversely affect the Company's ability: (i) to obtain additional financing for working capital, capital expenditures or other purposes, should it need to so do; or (ii) to acquire additional oil and natural gas properties or to make acquisitions utilizing new borrowings. There can be no assurances that the Company will be able to obtain additional financing, if required, or that such financing, if obtained, will be on terms favorable to the Company.

       On September 30, 1997 and December 31, 1997 the Company was not in compliance with its interest coverage ratio. Bank of Montreal waived the September 30, 1997 covenant violation solely with respect to these specific defaults. On February 10, 1998, Bank of Montreal waived the Company's December 31, 1997 noncompliance with the interest coverage ratio. On the same date, the Credit Agreement was amended to reduce the interest coverage ratio to 1.75:1 for the quarter ending March 31, 1998 and 3.0:1 thereafter. In addition, the Company and its subsidiaries agreed that during calendar 1998, they would not incur, without the prior written consent of Bank of Montreal, in the aggregate, capital expenditures in excess of those disclosed to Bank of Montreal in the Company's operating forecast ($2.6 million). The Company believes, but cannot assure, that it will be able to comply with all restrictive covenants in the future or obtain waivers from the bank with respect to noncompliance.

       From time to time in the future, the Company may submit information to the lenders in accordance with the procedures provided in the Credit Agreement to support the Company's request to increase the maximum borrowing base as the Company believes appropriate. All such applications will be subject to bank approval. If available, these funds would be allocated toward future development and acquisition programs.

BRIDGE INDEBTEDNESS

       On April 17, 1998, the Company incurred the Bridge Indebtedness to provide bridge financing for the acquisition of certain oil and natural gas interests from two pension funds managed by J.P. Morgan Investments. The Bridge Indebtedness was comprised of a debt bridge component (the "Debt Bridge Indebtedness") and an equity bridge component (the "Equity Bridge Indebtedness"). The Company borrowed two-thirds of the Bridge Indebtedness from ECT and JEDI. JEDI is a principal stockholder of the Company, and ECT is an affiliate of JEDI.

       In connection with the Debt Bridge Indebtedness, on April 17, 1998, the Company entered into two Note Purchase Agreements (Variable Rate Senior Second Secured Notes due 2003) with each of ECT and JEDI and borrowed an aggregate of $10 million ($5 million from ECT and $5 million from JEDI). The Debt Bridge Indebtedness bore interest at a rate of LIBOR plus 4% per annum. Upon consummation of the placement of the Company's 12 1/2% Senior Notes due 2008, the Company repaid in full the Debt Bridge Indebtedness and retired this bridge facility.

                                                              PRELIMINARY COPIES


       In connection with the Equity Bridge Indebtedness, on April 17, 1998, the Company entered into two Note Purchase Agreements (Variable Rate Senior Third Secured Notes due 2003) with each of ECT and JEDI and borrowed an aggregate of $10 million ($5 million from ECT and $5 million from JEDI). The Equity Bridge Indebtedness bore interest at the rate of LIBOR plus 6% per annum. Upon consummation of the placement of the Company 12 1/2% Senior Notes due 2008, the Company repaid in full the Equity Bridge Indebtedness and retired this bridge facility. In connection with the Equity Bridge Indebtedness, on April 17, 1998, the Company granted warrants to each of ECT and JEDI in connection with the equity bridge financing described above. These warrants have expired in accordance with their terms upon the repayment in full of the Equity Bridge Indebtedness.

ECT REVOLVING CREDIT FACILITY

       Effective December 29, 1997, the Company entered into the Subordinated Revolving Credit Loan Agreement (the "ECT Revolving Credit Agreement") with ECT, as a lender and as agent for the lenders thereto, to fund on a revolving basis capital costs incurred with future development projects and to fund further acquisitions. The ECT Revolving Credit Agreement is subordinate to the Credit Agreement. The ECT Revolving Credit Agreement provides for borrowings up to $10.0 million, on a revolving basis and subject to borrowing base limitations, which has been initially set at an amount equal to 40% of the borrowing base established from time to time under the Credit Agreement. This facility is designed to provide bridge financing for development projects and acquisitions to be completed on relatively short notice or until the affected assets are eligible to be included in the borrowing base for the Credit Agreement or financed with longer-term indebtedness or equity capital; provided, that the availability for acquisitions under the facility is limited to the lesser of $5.0 million or 50% of the borrowing base as in effect from time to time. There is no indebtedness outstanding under this facility as of the date of this Proxy Statement. Borrowings in excess of certain amounts under the ECT Revolving Credit Agreement will reduce the available borrowing base under the Credit Agreement. The loan is secured by a second priority lien and security interest (behind the first lien position of the Credit Agreement) in approximately 95% of the oil and natural gas properties of the Company.

       The ECT Revolving Credit Agreement is subject to payment of interest at a fluctuating rate per annum equal to (i) the rate of 1% above the then highest rate of interest being paid on any portion of the indebtedness owed under the Credit Agreement or (ii) the rate of 15%, depending upon whether there is any indebtedness owed under the Credit Agreement outstanding or whether there has been a certain amount of indebtedness owed under the ECT Revolving Credit Agreement for certain time periods.

       The maturity date for the ECT Revolving Credit Agreement is the earlier of December 30, 2002 or the date that is 60 days after the Company receives written notice that the lenders and their affiliates beneficially own in the aggregate less than 10% of the capital stock of the Company entitled to vote in the election of directors. From March 31, 1998 through the maturity date, the Company will pay interest on the outstanding loans at quarterly intervals, on the last business day of every March, June, September and December. In addition, the ECT Revolving Credit Agreement provides for certain voluntary prepayments and certain mandatory prepayments of amounts borrowed under the facility.

       The Company paid an affiliate of ECT a fee of $200,000 in connection with the arrangement of the ECT Revolving Credit Agreement. In addition, commencing March 31, 1998, and on each payment date thereafter, the Company is obligated to pay ECT, for the account of each lender under the ECT Revolving Credit Agreement, a fee of 3/8% per annum on the daily average of the unadvanced portion of the facility for the period since January 12, 1998 or the previous payment date to such payment date, except that payment of this fee was waived for the period from April 12, 1998 until the date on which the Bridge Indebtedness are fully repaid.

                                                              PRELIMINARY COPIES


       The Company is subject to various covenants under the ECT Revolving Credit Agreement, which covenants are substantially similar to the covenants described above with respect to the Credit Agreement. In addition to the covenants, the ECT Revolving Credit Agreement contains representations, warranties, covenants and default provisions customary for a facility of this type.

PURCHASE AND SALE AGREEMENTS

       On August 1, 1997, the Company purchased certain operated oil and natural gas properties from Collins and Ware, Inc. for cash consideration (net of production subsequent to the February 1, 1997 effective date) of approximately $6.0 million and 1,000,000 shares of the Company's Common Stock. Ted Collins, Jr., a Director of the Company, is the controlling shareholder of Collins and Ware, Inc. This transaction was negotiated and closed prior to Mr. Collins becoming a Director of the Company. The consummation of the acquisition was not conditioned upon Mr. Collins becoming a Director of the Company. In connection with this purchase, the Company entered into a Registration Rights Agreement with Collins and Ware, Inc. granting piggyback registration rights with respect to the resale of the Common Stock issued to Collins and Ware, Inc.

       On April 10, 1996, the Company purchased certain operated oil and natural gas properties for cash consideration of approximately $5 million and 470,000 shares of the Company's Common Stock from Eli Rebich and Southern Exploration Company. Eli Rebich, a Director of the Company, is the controlling shareholder of Southern Exploration Company. This transaction was negotiated and closed prior to Mr. Rebich becoming a Director of the Company. The consummation of the acquisition was not a condition to Mr. Rebich becoming a Director of the Company. As part of the Purchase Agreement, the Company granted Mr. Rebich piggyback registration rights with respect to register the resale of the Common Stock issued to him.

EMPLOYMENT AGREEMENTS

       Each of Edward J. Munden, Bruce I. Benn, Ronald I. Benn and Robert P. Lindsay has entered into an employment agreement with the Company. See "Executive Compensation -- Employment Agreements."

                                                              PRELIMINARY COPIES


                          GENERAL; 1999 ANNUAL MEETING

       The Annual Report to Stockholders [(which includes the Company's Annual Report on Form 10-KSB)] for the fiscal year ended June 30, 1998 is enclosed herewith. The Annual Report does not form any part of the material for the solicitation of proxies.

       Pursuant to the rules of the Securities and Exchange Commission, a proposal to be presented by a Stockholder at the Company's 1999 Annual Meeting must be received by the Company at its principal executive offices no later than _____________, 1999 [120 DAYS BEFORE MAILING] to be included in the Company's proxy statement for that meeting. At the 1999 Annual Meeting, management proxies will have discretionary authority to vote on stockholder proposals that are not submitted for inclusion in the Company's proxy statement unless received by the Company before ________ ___, 1999 [45 DAYS BEFORE MAILING].


                                 OTHER BUSINESS

       Management knows of no other matter that will come before the meeting. However, if other matters do come before the meeting, the proxy holders will vote in accordance with their best judgment.


                                        By Order of the Board of Directors,



                                        BRUCE I. BENN
                                        Secretary and Executive Vice President
October ___, 1998

                                                              PRELIMINARY COPIES


                                   APPENDIX A

                     QUEEN SAND RESOURCES, INC. DIRECTORS'
                         NONQUALIFIED STOCK OPTION PLAN

                                                              PRELIMINARY COPIES





                           QUEEN SAND RESOURCES, INC.

                   DIRECTORS' NONQUALIFIED STOCK OPTION PLAN

                                                              PRELIMINARY COPIES


                           QUEEN SAND RESOURCES, INC.

                   DIRECTORS' NONQUALIFIED STOCK OPTION PLAN

                               TABLE OF CONTENTS



                                                                             Page
ARTICLE 1            PURPOSE  . . . . . . . . . . . . . . . . . . . . . . . .  1

ARTICLE 2            DEFINITIONS  . . . . . . . . . . . . . . . . . . . . . .  1

ARTICLE 3            ADMINISTRATION   . . . . . . . . . . . . . . . . . . . .  2

ARTICLE 4            ELIGIBILITY  . . . . . . . . . . . . . . . . . . . . . .  3

ARTICLE 5            SHARES SUBJECT TO PLAN   . . . . . . . . . . . . . . . .  3

ARTICLE 6            GRANT OF OPTIONS   . . . . . . . . . . . . . . . . . . .  3

ARTICLE 7            OPTION PRICE   . . . . . . . . . . . . . . . . . . . . .  3

ARTICLE 8            OPTION PERIOD; FORFEITURE  . . . . . . . . . . . . . . .  4
       8.1           Option Period  . . . . . . . . . . . . . . . . . . . . .  4
       8.2           Forfeiture   . . . . . . . . . . . . . . . . . . . . . .  4

ARTICLE 9            TERMINATION OF SERVICE AS A DIRECTOR   . . . . . . . . .  4
       9.1           Death  . . . . . . . . . . . . . . . . . . . . . . . . .  4
       9.2           Disability or Retirement   . . . . . . . . . . . . . . .  4
       9.3           Other Termination  . . . . . . . . . . . . . . . . . . .  4

ARTICLE 10    EXERCISE OF OPTION  . . . . . . . . . . . . . . . . . . . . . .  5

ARTICLE 11    AMENDMENT OR DISCONTINUANCE   . . . . . . . . . . . . . . . . .  6

ARTICLE 12    TERM  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  6

ARTICLE 13    CAPITAL ADJUSTMENTS   . . . . . . . . . . . . . . . . . . . . .  6

ARTICLE 14    RECAPITALIZATION, MERGER AND
                     CONSOLIDATION  . . . . . . . . . . . . . . . . . . . . .  7

ARTICLE 15    LIQUIDATION OR DISSOLUTION  . . . . . . . . . . . . . . . . . .  8

ARTICLE 16    OPTIONS IN SUBSTITUTION FOR STOCK
                     OPTIONS GRANTED BY OTHER CORPORATIONS  . . . . . . . . .  8

                                                              PRELIMINARY COPIES


       ARTICLE 17    MISCELLANEOUS PROVISIONS   . . . . . . . . . . . . . . .  8
       17.1          Investment Intent  . . . . . . . . . . . . . . . . . . .  8
       17.2          No Employment Relationship   . . . . . . . . . . . . . .  8
       17.3          Indemnification of Board and Committee   . . . . . . . .  8
       17.4          Effect of the Plan   . . . . . . . . . . . . . . . . . .  9
       17.5          Compliance With Other Laws and Regulations   . . . . . .  9
       17.6          Tax Requirements   . . . . . . . . . . . . . . . . . . .  9
       17.7          Assignability  . . . . . . . . . . . . . . . . . . . . .  9
       17.8          Use of Proceeds  . . . . . . . . . . . . . . . . . . . . 10
       17.9          Legend   . . . . . . . . . . . . . . . . . . . . . . . . 10

                                                              PRELIMINARY COPIES


                           QUEEN SAND RESOURCES, INC.

                   DIRECTORS' NONQUALIFIED STOCK OPTION PLAN

       The name of the plan is the QUEEN SAND RESOURCES, INC. DIRECTORS' NONQUALIFIED STOCK OPTION PLAN (the "PLAN") was adopted by the Board of Directors of Queen Sand Resources, Inc., a Delaware corporation (hereinafter called the "COMPANY"), effective as of November 20, 1997.


                                   ARTICLE 1
                                    PURPOSE

       The purpose of the Plan is to attract and retain directors of the Company and to provide such persons with a proprietary interest in the Company through the granting of Nonqualified Stock Options that will

              (a) increase the interest of such persons in the Company's welfare;

              (b) furnish an incentive to such persons to continue their services for the Company; and

              (c) provide a means through which the Company may attract able persons as directors.


                                   ARTICLE 2
                                  DEFINITIONS

       For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

              2.1    "Board" means the board of directors of the Company.

              2.2 "Code" means the Internal Revenue Code of 1986, as amended.

              2.3 "Committee" means the committee appointed or designated by the Board to administer the Plan in accordance with ARTICLE 3 of this Plan.

              2.4 "Common Stock" means the common stock, par value $0.0015 per share, which the Company is currently authorized to issue or may in the future be authorized to issue.

              2.5 "Company" means Queen Sand Resources, Inc., a Delaware corporation.

              2.6 "Date of Grant" means the effective date on which a Stock Option is awarded to director as set forth in the applicable Stock Option Agreement.

              2.7 "Option Period" means the period during which a Stock Option may be exercised.

              2.8 "Option Price" means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.





QUEEN SAND RESOURCES, INC.
DIRECTORS  NONQUALIFIED STOCK OPTION PLAN                               Page  1

                                                              PRELIMINARY COPIES



              2.9 "Participant" shall mean a director of the Company to whom a Stock Option is granted under this Plan.

              2.10 "Plan" means this Queen Sand Resources, Inc. Directors' Nonqualified Stock Option Plan, as amended from time to time.

              2.11 "Stock Option" means a Nonqualified option to purchase Common Stock of the Company granted under this Plan.

              2.12 "Stock Option Agreement" means a written agreement between a Participant and the Company which sets out the terms of the grant of a Stock Option.

              2.13 "Subsidiary" means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item
       (i) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item
       (i) above or any limited partnership listed in item (ii) above. "Subsidiaries" means more than one of any such corporations, limited partnerships, partnerships or limited liability companies.

              2.14 "Termination of Service as a Director" occurs when a Participant who is director of the Company or any Subsidiary shall cease to serve as a director of the Company and its Subsidiaries, for any reason.

              2.15 "Total and Permanent Disability" means a Participant is qualified for long-term disability benefits under the Company's disability plan or insurance policy; or, if no such plan or policy is then in existence, that the Participant, because of ill health, physical or mental disability or any other reason beyond his or her control, is unable to perform his or her duties of employment for a period of six
       (6) continuous months, as determined in good faith by the Committee.


                                   ARTICLE 3
                                 ADMINISTRATION

       The Plan shall be administered by a committee appointed by the Board (the "Committee"). The Committee shall consist of not fewer than two persons. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

       The Committee shall select one of its members to act as its Chairman and shall make such rules and regulations for its operation as it deems appropriate. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee. The Committee, in its discretion, shall (i) interpret the Plan, (ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, and (iii) make such other determinations and take such other action as it deems





QUEEN SAND RESOURCES, INC.
DIRECTORS  NONQUALIFIED STOCK OPTION PLAN                               Page  2

                                                              PRELIMINARY COPIES


necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties.


                                   ARTICLE 4
                                  ELIGIBILITY


       Any director of the Company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan. The Committee, upon its own action, may grant, but shall not be required to grant, a Stock Option to any director of the Company or any Subsidiary. Except as required by this Plan, Stock Options granted at different times need not contain similar provisions. The Committee's determinations under the Plan need not be uniform and may be made by it selectively among directors who receive, or are eligible to receive, Stock Options under the Plan.


                                   ARTICLE 5
                             SHARES SUBJECT TO PLAN

       The Committee may not grant Stock Options under the Plan for more than ______________ shares of Common Stock of the Company (as may be adjusted in accordance with ARTICLES 13 and 14 hereof), all of which are designated as Nonqualified stock options. Shares to be optioned and sold may be made available from either authorized but unissued Common Stock or Common Stock held by the Company in its treasury. Shares previously subject to Stock Options which have expired or been canceled may be reissued under the Plan.

       The Company during the term of this Plan will at all times reserve and keep available the number of shares of Stock that shall be sufficient to satisfy the requirements of this Plan.


                                   ARTICLE 6
                                GRANT OF OPTIONS

       The Compensation Committee shall grant options to purchase 5,000 shares of Common Stock, subject to adjustment as provided herein, to each outside director of the Company each year on the date of the election or the re-election of such director to the Company's Board of Directors. The grant of a Stock Option shall be evidenced by a Stock Option Agreement setting forth the total number of shares subject to the Stock Option, the Option Price, the maximum term of the Stock Option, the Date of Grant, and such other terms and provisions as are approved by the Committee, but not inconsistent with the Plan. The Company shall execute a Stock Option Agreement with a Participant after the issuance of a Stock Option. Any Stock Option granted pursuant to this Plan must be granted within ten (10) years of the date of adoption of this Plan. The Plan shall be submitted to the Company's shareholders for approval; however, the Committee may grant Stock Options under the Plan prior to the time of shareholder approval.


                                   ARTICLE 7
                                  OPTION PRICE

       The Option Price for any share of Common Stock which may be purchased under a Stock Option shall be such price as determined by the Committee.





QUEEN SAND RESOURCES, INC.
DIRECTORS  NONQUALIFIED STOCK OPTION PLAN                               Page  3

                                                              PRELIMINARY COPIES


                                   ARTICLE 8
                           OPTION PERIOD; FORFEITURE

       8.1 OPTION PERIOD. A Stock Option may be exercised in whole or in part at any time during its term. The Option Period for a Stock Option may be reduced or terminated upon Termination of Service as a Director in accordance with ARTICLE 9. No Stock Option granted under the Plan may be exercised at any time after the end of its Option Period.

       Each Stock Option will terminate at the first of the following to occur:

              (i)    5 p.m. on the tenth anniversary of the Date of Grant;

              (ii) 5 p.m. on the date which is six (6) months following the Participant's Termination of Service as a Director due to death or Total and Permanent Disability; or

              (c) 5 p.m. on the 30th day after the date of any other Termination of Service as a Director, except as provided in Section 9.3 below.

       8.2 FORFEITURE. In the event of a Participant's Termination of Service as a Director other than as a result of death or Total and Permanent Disability, the unexercised portion of the Stock Option previously granted to such Participant shall terminate and be forfeited as of 5 p.m. on the 30th day after the day of the termination.


                                   ARTICLE 9
                      TERMINATION OF SERVICE AS A DIRECTOR

       In the event of Termination of Service as a Director of a Participant, the Option Period for any Stock Option of the Participant shall be amended in accordance with this ARTICLE 9 and such Stock Option may only be exercised as follows:

       9.1 DEATH. In the event of the Participant's death while serving as a non-employee director, his Stock Option may be exercised for a period of six
(6) months after the Participant's death; such Stock Option may be exercised by the Participant's estate or personal representative, or by the person who acquired the right to exercise the Stock Option by bequest or inheritance or by reason of the Participant's death.

       9.2 DISABILITY OR RETIREMENT. Upon the Termination of the Participant's Service as a Director by reason of Total and Permanent Disability, the Participant or his guardian may exercise such Participant's Stock Option within six (6) months after the date of such Termination of Service as a Director.

       9.3 OTHER TERMINATION. Upon the Termination of the Participant's Service as a Director for any reason other than as a result of death, or Total and Permanent Disability, the Participant may, before 5 p.m. on the 30th day after the day of such Termination of Service as a Director, exercise any Stock Options to the extent such Stock Options were exercisable at the date of such Termination of Service as a Director.





QUEEN SAND RESOURCES, INC.
DIRECTORS  NONQUALIFIED STOCK OPTION PLAN                               Page  4

                                                              PRELIMINARY COPIES



                                   ARTICLE 10
                               EXERCISE OF OPTION

       Stock Options may be exercised during the Option Period, subject to limitations and restrictions set forth in ARTICLE 9. Stock Options may be exercised at such times and in such amounts as provided in this Plan and the applicable Stock Option Agreements, subject to the terms, conditions, and restrictions of the Plan.

       In no event may a Stock Option be exercised or shares be issued pursuant to a Stock Option if a necessary listing of the shares on a stock exchange or any registration under state or federal securities laws required under the circumstances has not been accomplished. No Stock Option may be exercised for a fractional share of Stock. The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.

       Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Committee setting forth the number of shares with respect to which the Stock Option is to be exercised and the date of exercise thereof (the "EXERCISE DATE") which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. On the Exercise Date, the Participant shall deliver to the Company consideration with a value equal to the total Option Price of the shares to be purchased, payable as follows: (a) cash, check, bank draft, or money order payable to the order of the Company, (b) Common Stock owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, (c) by delivery (including by FAX) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, and/or (d) in any other form of valid consideration that is acceptable to the Committee in its sole discretion.

       Upon payment of all amounts due from the Participant, the Company shall cause certificates for the Common Stock then being purchased to be delivered to the Participant (or the person exercising the Participant's Stock Option in the event of his death) at its principal business office within ten (10) business days after the Exercise Date. The obligation of the Company to deliver shares shall, however, be subject to the condition that if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock being purchased upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

       If the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, the Participant's right to purchase such Common Stock may be terminated by the Company.





QUEEN SAND RESOURCES, INC.
DIRECTORS  NONQUALIFIED STOCK OPTION PLAN                               Page  5

                                                              PRELIMINARY COPIES



                                   ARTICLE 11
                          AMENDMENT OR DISCONTINUANCE

       The Plan may be amended or discontinued by the Board without the approval of the shareholders of the Company unless shareholder approval is required by any stock exchange on which the shares to be issued upon exercise of the Stock Options are listed. Any amendment to the Plan shall be approved by shareholders if the amendment would:

              (a) materially increase the benefits accruing to Participants under the Plan;

              (b) materially increase the number of securities which may be issued under the Plan; or

              (c) materially modify the requirements as to eligibility for participation in the Plan.

In addition, no amendment may adversely affect an outstanding Stock Option without the consent of the Participant.


                                   ARTICLE 12
                                      TERM

       The Plan shall be effective from the date that this Plan is approved by the Board. Unless sooner terminated by action of the Board, the Plan will terminate on November 19, 2007, but Stock Options granted before the effective date will continue to be effective in accordance with their terms and conditions.


                                   ARTICLE 13
                              CAPITAL ADJUSTMENTS

       If at any time while the Plan is in effect or unexercised Stock Options are outstanding there shall be any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from (1) the declaration or payment of a stock dividend, (2) any recapitalization resulting in a stock split-up, combination, or exchange of shares of Common Stock, or (3) other increase or decrease in such shares effected without receipt of consideration by the company, then and in such event:

              (i) An appropriate adjustment shall be made in the maximum number of shares of Common Stock then subject to being awarded under the Plan, to the end that the same proportion of the Company's issued and outstanding shares of Common Stock shall continue to be subject to being so awarded; and

              (ii) Appropriate adjustments shall be made in the number of shares of Common Stock and the Option Price thereof then subject to purchase pursuant to each such Stock Option previously granted and unexercised, to the end that the same proportion of the Company's issued and outstanding shares of Common Stock in each such instance shall remain subject to purchase at the same aggregate Option Price.





QUEEN SAND RESOURCES, INC.
DIRECTORS  NONQUALIFIED STOCK OPTION PLAN                               Page  6

                                                              PRELIMINARY COPIES


       Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into shares of capital stock of any class, either in connection with direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or Option Price of shares of Common Stock then subject to outstanding Stock Options granted under the Plan.

       Upon the occurrence of each event requiring an adjustment of the Option Price or the number of shares purchasable pursuant to Stock Options granted pursuant to the terms of this Plan, the Company shall mail to each Participant its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.


                                   ARTICLE 14
                   RECAPITALIZATION, MERGER AND CONSOLIDATION

              (a) The existence of this Plan and Stock Options granted hereunder shall not affect in any way the right or power of the Company or its shareholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure and its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

              (b) Subject to any required action by the shareholders, if the Company shall be the surviving or resulting corporation in any merger or consolidation, any Stock Option granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Stock Option would have been entitled.

              (c) In the event of any merger or consolidation pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of such outstanding Stock Options, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving or consolidated company which were distributed or distributable to the shareholders of the Company in respect to each share of Common Stock held by them, such outstanding Stock Options to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms. Notwithstanding the foregoing, however, all such Stock Options may be canceled by the Company as of the effective date of any such reorganization, merger, consolidation, or any dissolution or liquidation of the Company by giving notice to each holder thereof or his personal representative of its intention to do so and by permitting the purchase during the thirty
       (30) day period next preceding such effective date of all of the shares subject to such outstanding Stock Options.

              (d) Upon the occurrence of each event requiring an adjustment of the Option Price or the number of shares purchasable pursuant to Stock Options granted pursuant to the terms of





QUEEN SAND RESOURCES, INC.
DIRECTORS  NONQUALIFIED STOCK OPTION PLAN                               Page  7

                                                              PRELIMINARY COPIES


       this Plan, the Company shall mail to each Participant its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.


                                   ARTICLE 15
                           LIQUIDATION OR DISSOLUTION

       In case the Company shall, at any time while any Stock Option under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant may thereafter receive upon exercise hereof (in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive) the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Stock Option, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) then in such event the prices then in effect with respect to each Stock Option shall be reduced, on the payment date of such distribution, in proportion to the percentage reduction in the tangible book value of the shares of the Company's Common Stock (determined in accordance with generally accepted accounting principles) resulting by reason of such distribution.


                                   ARTICLE 16
                          OPTIONS IN SUBSTITUTION FOR
                  STOCK OPTIONS GRANTED BY OTHER CORPORATIONS

       Stock Options may be granted under the Plan from time to time in substitution for such options held by directors of a corporation who become or are about to become outside Directors of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of stock of the employing corporation. The terms and conditions of the substitute options so granted may vary from the terms and conditions set forth in this Plan to such extent as the Board at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the options in substitution for which they are granted.


                                   ARTICLE 17
                            MISCELLANEOUS PROVISIONS

       17.1 INVESTMENT INTENT. The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the options granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

       17.2 NO EMPLOYMENT RELATIONSHIP. The Participant is not an employee of the Company or any Subsidiary. Nothing herein shall be construed to create an employer-employee relationship between the Company and the Participant.

       17.3 INDEMNIFICATION OF BOARD AND COMMITTEE. No member of the Board or the Committee, nor any officer or employee of the Company acting on behalf of the Board or the Committee, shall be





QUEEN SAND RESOURCES, INC.
DIRECTORS  NONQUALIFIED STOCK OPTION PLAN                               Page  8

                                                              PRELIMINARY COPIES


personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

       17.4 EFFECT OF THE PLAN. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted a Stock Option to purchase Common Stock of the Company or any other rights except as may be evidenced by a Stock Option Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

       17.5   COMPLIANCE WITH OTHER LAWS AND REGULATIONS.   Notwithstanding
anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Stock Option if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or other forum in which shares of Common Stock are traded (including Section 16 of the Securities Exchange Act of 1934); and, as a condition of any sale or issuance of shares of Common Stock under a Stock Option, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Stock Options hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

       17.6 TAX REQUIREMENTS. The Company shall have the right to deduct from all amounts hereunder paid in cash or other form, any Federal, state, or local taxes required by law to be withheld with respect to such payments. The Participant receiving shares issued upon exercise of any Stock Option shall be required to pay the Company the amount of any taxes which the Company is required to withhold with respect to such shares of Common Stock. Such payments shall be required to be made prior to the delivery of any certificate representing such shares of Common Stock. Such payment may be made in cash or by check.

       17.7   ASSIGNABILITY.       Unless the Committee provides otherwise, all
or a portion of a Stock Option to be granted to a Participant may be transferred by such Participant to (i) the spouse, children or grandchildren of the Participant ("IMMEDIATE FAMILY MEMBERS"), (ii) a trust or trusts for the exclusive benefit of one or more Immediate Family Members, or (iii) a partnership in which one or more Immediate Family Members are the only partners, (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, and (y) subsequent transfers of previously transferred Stock Options shall be prohibited except those by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended. Following transfer, any such Stock Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of ARTICLES 10, 11, 13, 14, 15, 16 AND 17 hereof the term "PARTICIPANT" shall be deemed to include the transferee.
The events of Termination of Service and any vesting of the Stock Options shall continue to be applied with respect to the original Participant, following which the Stock Options shall be exercisable by the transferee only to the extent and for the periods and installments specified





QUEEN SAND RESOURCES, INC.
DIRECTORS  NONQUALIFIED STOCK OPTION PLAN                               Page  9

                                                              PRELIMINARY COPIES


in the Award Agreement. The Committee and the Company shall have no obligation to inform any transferee of a Stock Option of any expiration, termination, lapse or acceleration of such Option. The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Stock Option that has been transferred by a
Participant under this Section 17.7.   If the Participant attempts to alienate,
assign, pledge, hypothecate, or otherwise dispose of this Stock Option or any right thereunder, except as provided for in this Plan or the Stock Option Agreement, the Committee may terminate the Participant's Stock Option by notice to him, and it shall thereupon become null and void.

       17.8 USE OF PROCEEDS. Proceeds from the sale of shares pursuant to Stock Options granted under this Plan shall constitute general funds of the Company.

       17.9 LEGEND. Each certificate representing shares of Common Stock issued to a Participant upon exercise of a Stock Option shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof and the applicable security laws (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

              On the face of the certificate:

                     "Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate."

              On the reverse:

                     "The shares of stock evidenced by this certificate are subject to and transferrable only in accordance with that certain Queen Sand Resources, Inc. Director Nonqualified Stock Option Plan, dated as of November 20, 1997, as amended from time to time, a copy of which is on file at the principal office of the Company in Dallas, Texas. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledge hereof agrees to be bound by all of the provisions of said Plan."

              Insert the following legend on the certificate if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

                     "Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and





QUEEN SAND RESOURCES, INC.
DIRECTORS  NONQUALIFIED STOCK OPTION PLAN                              Page  10

                                                              PRELIMINARY COPIES


                     upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company."

       A copy of this Plan shall be kept on file in the principal office of the Company in Dallas, Texas or any successor location of the Company's principal executive offices.

       IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its duly authorized representative pursuant to prior action taken by the Board.


                                           QUEEN SAND RESOURCES, INC.



                                           By:
                                                  ------------------------------
                                                  Name:
                                                         -----------------------
                                                  Title:
                                                          ----------------------

Attest:



----------------------------------------------
Secretary





QUEEN SAND RESOURCES, INC.
DIRECTORS  NONQUALIFIED STOCK OPTION PLAN                              Page  11

                                                              PRELIMINARY COPIES


                                   APPENDIX B

                                     PROXY
                           QUEEN SAND RESOURCES, INC.
                            3500 Oak Lawn, Suite 380
                            Dallas, Texas 75219-4398

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


The undersigned hereby appoints Edward J. Munden and Bruce I. Benn as Proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock and Series A Participating Convertible Preferred Stock of Queen Sand Resources, Inc. held of record by the undersigned on _______________, 1998 at the annual meeting of stockholders to be held at ___________ _____________________________________________, on _______________, 1998 at
_______ __.m., Dallas time, or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 THROUGH 4.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR EACH OF THE PROPOSALS. PLEASE REVIEW CAREFULLY THE PROXY STATEMENT DELIVERED WITH THIS PROXY.

1. Proposal to elect EDWARD J. MUNDEN, BRUCE I. BENN, ROBERT P. LINDSAY, TED COLLINS, JR. AND ELI REBICH as directors until the next Annual Meeting or until their successors have been duly qualified and elected.


       [ ]  FOR all nominees listed above         [ ]  WITHHOLD AUTHORITY
       (except as marked to the contrary below)   to vote for all nominees
                                                  listed above


       -------------------------------------------------------------------------
       (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE
                WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED ABOVE)

2. Proposal to ratify the issuance of Common Stock pursuant to the terms of that certain Amended and Restated Securities Purchase Agreement dated as of July 8, 1998 among the Company and the buyers signatory thereto.

       [ ]  FOR                    [ ]  AGAINST                 [ ]  ABSTAIN

3. Proposal to approve the Queen Sand Resources, Inc. Directors' Nonqualified Stock Option Plan.

       [ ]  FOR                    [ ]  AGAINST                 [ ]  ABSTAIN

4. Proposal to approve the appointment of Ernst & Young LLP as the independent auditors of the Company to audit the accounts of the Company for the fiscal year ending June 30, 1999.

       [ ]  FOR                    [ ]  AGAINST                 [ ]  ABSTAIN

                                                              PRELIMINARY COPIES


The Proxies are authorized to vote, in their discretion, upon such other business as may properly come before the meeting.




                                                  ------------------------------
                                                  Signature


Dated: ____________ ___, 1998
                                                  ------------------------------
                                                  Signature, if held jointly



Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.





                                      2